Exhibit 3.1
RESTATED ARTICLES OF ORGANIZATION OF REGISTRANT, AS AMENDED
The Commonwealth of Massachusetts
JOHN F. X. DAVOREN
Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.
RESTATED ARTICLES OF ORGANIZATION
General Laws, Chapter 156B, Section 74
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, George B. Rockwell	, President/and
Winthrop B. Walker	, Clerk of
State Street Boston Financial Corporation
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted on June 11, 1970, by written consent of the holder of

100	shares of	Common Stock	out of	100	shares outstanding,
		(Class of Stock)

	shares of		out of		shares outstanding, and
		(Class of Stock)

	shares of		out of		shares outstanding,
		(Class of Stock)
being all of the stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-
1. The name by which the corporation shall be known is:- State Street Boston Financial Corporation
2. The purposes for which the corporation is formed are as follows:- See Continuation Sheet 2A.
Note:
Provisions for which the space provided under articles 2, 4, 5, and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8 1/2” wide × 11” high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.
3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

CLASS OF STOCK	WITHOUT PAR VALUE NUMBER OF SHARES	WITH PAR VALUE
		NUMBER OF SHARES	PAR VALUE
Preferred	700,000	0	—

Common	0	3,500,000	$10

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:
See Continuation Sheet 4A
*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:
None
*6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:
See Continuation Sheets 6A, 6B, and 6C.

*	If there are no such provisions, state “None”.
CONTINUATION SHEET 2A
To acquire, hold, dispose of and otherwise deal in and with securities (including but not limited to stocks, shares, evidences of beneficial interest, evidences of indebtedness and evidences of any right to subscribe for or purchase or sell any thereof), and any interest therein, issued or created by or evidencing or representing any interest in any one or more banks, trust companies, other corporations, associations, trusts, firms, partnerships, governments, governmental or political units, instrumentalities, subdivisions, agencies or authorities, or other organizations, persons or entities, public or private; and
To engage in any other lawful business or activity in which a corporation organized under the Business Corporation Law of Massachusetts is permitted to engage.
CONTINUATION SHEET 4A
The board of directors is authorized, subject to the limitations prescribed by law and these articles, to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series, provided that all shares of the Preferred Stock shall be identical except that there may be variations fixed and so determined between different series as to:
(a) The number of shares constituting each series and the distinctive designation of that series;
(b) Whether or not the shares of any series shall be redeemable and, if redeemable, the price (which may vary under different conditions and at different redemption dates), the terms and the manner of redemption, including the date or dates on or after which they shall be redeemable;
(c) The dividend rate on the shares of each series, the conditions and dates upon which dividends thereon shall be payable, the extent, if any, to which dividends thereon shall be cumulative, and the relative rights of preference, if any, of payment of dividends thereon;
(d) The rights of each series on liquidation, voluntary or involuntary, including dissolution or winding up of the corporation;
(e) The sinking fund or purchase fund provisions, if any, applicable to each series, including without limitation the annual amount thereof and the terms relating thereto;

(f) The conversion rights, if any, of each series, including the terms and conditions of conversion, which terms and conditions may contain provisions for adjustment of the conversion rate in such events as the board of directors shall determine; and
(g) The conditions under which each series shall have separate voting rights or no voting rights, in addition to the voting rights provided by law.
CONTINUATION SHEET 6A
By-laws
The board of directors is authorized to make, amend or repeal the by-laws of the corporation in whole or in part, except with respect to any provision thereof which by law, by these articles of organization or by the by-laws requires action by the stockholders.
Place of Meetings of the Stockholders
Meetings of the stockholders may be held anywhere in the United States.
Partnership
The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.
Indemnification of Directors, Officers and Others
The corporation shall indemnify each person who is or was a director, officer, employee or other agent of the corporation, and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action
CONTINUATION SHEET 6B
was in the best interests of the corporation. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, may be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.
As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms “director”, “officer”, “employee”, “agent” and “trustee” include their respective executors, administrators and other legal representatives, an “interested” person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a “disinterested” person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.
By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the
CONTINUATION SHEET 6C
corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.
Intercompany Transactions
No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, if:
(a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or
(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.
*We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3 and 4
(*If there are no such amendments, state “None”.)
Article Three is amended by increasing the authorized capital stock of this corporation by
(a) 3,485,000 shares of Common Stock, $10 par value, to a total of 3,500,000 shares; and
(b) 700,000 shares of Preferred Stock, without par value.
Article Four is amended by the addition of provisions authorizing the Board of Directors to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have signed our names this 11th day of June in the year 1970.

/s/ GEORGE B. ROCKWELL	President

/s/ WINTHROP B. WALKER	Clerk
THE COMMONWEALTH OF MASSACHUSETTS
RESTATED ARTICLES OF ORGANIZATION
(General Laws, Chapter 156B, Section 74)
I hereby approve the within restated articles of organization and, the filing fee in the amount of $24,550.00 having been paid, said articles are deemed to have been filed with me this 15th day of June, 1970.

/s/ JOHN F.X. DAVOREN
Secretary of the Commonwealth State House, Boston, Mass.
[STAMP]
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

TO:
Jerome E. Andrews, Jr., Esq.
Choate, Hall & Stewart
28 State Street
Boston, Massachusetts 02109
Tel: 227-5020
Copy Mailed MON 7.8.70
The Commonwealth of Massachusetts
Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.
02133
ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Peter S. Maher	Senior Vice President, and
	Dean W. Harrison	Clerk of
STATE STREET BOSTON FINANCIAL CORPORATION

(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 20, 1977, by vote of

1,664,380	shares of	Common	out of	2,280,323	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon
For amendments adopted pursuant to Chapter 156B. Section 70
For amendments adopted pursuant to Chapter 156B. Section 71
NOTE: Amendment for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be an 8 1/2” wide × 11” high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.
VOTED: to change the name of the STATE STREET BOSTON FINANCIAL CORPORATION to STATE STREET BOSTON CORPORATION.
CONSENT
On April 20, 1977, the stockholders of State Street Boston Financial Corporation voted to change the name of said corporation to State Street Boston Corporation.

The undersigned hereby consent to said corporation’s change of name to State Street Boston Corporation.

STATE STREET BOSTON LEASING COMPANY, INC. 225 Franklin Street Boston, Massachusetts 02101

Date 4/20/77	By	/s/ [ILLEGIBLE] EXECUTIVE VICE PRESIDENT
	Its	SENIOR MANAGER

STATE STREET BOSTON CREDIT COMPANY, INC. 225 Franklin Street Boston, Massachusetts 02101

Date 4/20/77	By	/s/ PETER S MAHER
	Its	General Manager

STATE STREET BOSTON SECURITIES SERVICES CORP. 40 Exchange Place New York, New York

Date 4/20/77	By	/s/ [ILLEGIBLE]
	Its	President
The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twentieth day of April, in the year 1977

/s/ PETER S. MAHER	Senior Vice President

/s/ DEAN W. HARRISON	Clerk

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 3rd day of May, 1977.

[STAMP]	/s/ PAUL GUZZI
Secretary of the Commonwealth State House, Boston, Mass.
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO:
Paul F. Lorenz
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02101
Copy Mailed MAY 6 1977

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY Secretary of State ASHBURTON PLACE, BOSTON, MASS. 02108 ARTICLES OF AMENDMENT General Laws, Chapter 156B, Section 72	FEDERAL INDENTIFICATION No. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Robert J. Malley	Senior Vice President, and
	Christoph H. Schmidt	Clerk of
State Street Boston Corporation
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02110 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 21, 1982, by vote of

1,315,382	shares of	Common Stock	out of	2,111,476	shares outstanding, on Vote 1
		(Class of Stock)
1,089,224	shares of	Common Stock	out of	2,111,476	shares outstanding, on Vote 2 and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:- /1/

(Vote 1)
VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the number of authorized shares of Common Stock, $10 par value, of the Corporation from 3,500,000 to 7,000,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $10 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

For amendments adopted pursuant to Chapter 156B, Section 70
For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is

(-0- shares preferred)
with par value
(3,500,000 shares common)

(700,000 shares preferred)
without par value
(-0- shares common)

The amount of additional capital stock authorized is

(-0- shares preferred)
with par value
(3,500,000 shares common)

(2,800,000 shares preferred)
without par value
(-0- shares common)

(Vote 2)
VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the number of authorized shares of Preferred Stock, no par value, of the Corporation from 700,000 to 3,500,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Preferred Stock, no par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

The foregoing amendments will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this eleventh day of May, in the year 1982

/s/ ROBERT J. MALLEY	Senior Vice President

/s/ CHRISTOPHER H. SCHMIDT	Clerk

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and the filing fee in the amount of $45,500.00 having been paid, said articles are deemed to have been filed with me this 12th day of May, 1982.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY
MICHAEL JOSEPH CONNOLLY
Secretary of State
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO
Mr. Robert J. Malley, S.V.P.
State Street Boston Corp.
225 Franklin Street-4th Floor
Boston, MA 02101
Telephone: (617) 786-3104
Copy Mailed MAY 19 1982

The Commonwealth of Massachusetts MICHAEL JOSEPH CONNOLLY Secretary of State ONE ASHBURTON PLACE, BOSTON, MASS. 02108 ARTICLES OF AMENDMENT General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION NO. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	William S. Edgerly	President, and
	Robert J. Malley	Secretary of
State Street Boston Corporation
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02110 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 20, 1983, by vote of Common Stock

3,223,000	shares of	$10.00 par value	out of	4,311,465	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:-/1/
VOTED:
That Article 3 of the Corporation’s Articles of Organization be amended to change the authorized common stock from 7,000,000 shares having a par value of $10.00 per share to 14,000,000 shares having a par value of $1.00 per share; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $1 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as such stock dividends, as may be determined from time to time by the Board of Directors.”
For amendments adopted pursuant to Chapter 156B, Section 70
For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is

( shares preferred)
with par value
( shares common)
( shares preferred)
without par value
( shares common)

The amount of additional capital stock authorized is

( shares preferred)
with par value
( shares common)
( shares preferred)
without par value
( shares common)

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of April, in the year 1983.

/s/ WILLIAM S. EDGERLY	President

/s/ ROBERT J. MALLEY	Secretary

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 22nd day of April, 1983.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY
MICHAEL JOSEPH CONNOLLY
Secretary of State
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO
Mr. Robert J. Malley, S.V.P.
State Street Boston Corporation
225 Franklin Street
Boston, MA 02101
Telephone: (617) 786-3104
Copy Mailed APR 28 1983

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72
FEDERAL IDENTIFICATION No. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	William S. Edgerly
Robert J. Malley
STATE STREET BOSTON CORPORATION
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the Corporation was duly adopted at a meeting held on April 17, 1985, by vote of

6,669,209	shares of	Common Stock	out of	8,241,453	shares outstanding.
		$1 par (Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:- /1/
“VOTED: That Article 3 of the Articles of Organization be amended to increase the authorized number of shares of Common Stock of the Corporation, $1 par value, from 14 million to 28 million.”
For amendments adopted pursuant to Chapter 156B, Section 70
For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:
The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	14,000,000	$1
PREFERRED	3,500,000	0
CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	28,000,000	$1
PREFERRED	3,500,000	0
The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 25th day of April, in the year 1985.

/s/ WILLIAM S. EDGERLY	President

/s/ ROBERT J. MALLEY	Secretary & Clerk

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and the filing fee in the amount of $7,000.00 having been paid, said articles are deemed to have been filed with me this 29th day of April, 1985.

[STAMP]	/s/ MICHAEL JOSEPH CONNOLLY
MICHAEL JOSEPH CONNOLLY
Secretary of State
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO:
Robert J. Malley, S.V.P. & General Counsel
State Street Boston Corporation
225 Franklin Street
Boston, MA 02101
Telephone (617) 654-3104
Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72
FEDERAL IDENTIFICATION NO. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	David A. Spina Robert J. Malley	Executive Vice President, and Secretary & Clerk of

STATE STREET BOSTON CORPORATION
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 16, 1986, by vote of

14,092,857	shares of	Common Stock	out of	17,216,198	shares outstanding.
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:-/1/
“VOTED: That Article 3 of the Articles of Organization be amended to increase the authorized number of shares of Common Stock of the Corporation, $1 par value, from 28 million to 56 million.”

For amendments adopted pursuant to Chapter 156B, Section 70.
For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:
The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	28,000,000	$1
PREFERRED	3,500,000	0
CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	56,000,000	$1
PREFERRED	3,500,000	0
The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9th day of May, in the year 1986.

/s/ David A. Spina	Executive Vice President

/s/ Robert J. Malley	Clerk and Secretary

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and the filing fee in the amount of $14,000.00 having been paid, said articles are deemed to have been filed with me this 9th day of May, 1986.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY
MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION PHOTO COPY OF AMENDMENT TO BE SENT
TO
Mr. Robert J. Malley, Secretary & Clerk
State Street Boston Corporation
225 Franklin Street
Boston, MA 02101
Telephone: (617) 654-3104
Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72
FEDERAL IDENTIFICATION NO. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	David A. Spina Robert J. Malley	Executive Vice President, and Secretary & Clerk of
STATE STREET BOSTON CORPORATION
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 15, 1987, by vote of

27,682,822	shares of	Common Stock	out of	35,116,000	shares outstanding, Amendment #1
		(Class of Stock)

27,501,803	shares of	Common Stock	out of	35,116,000	shares outstanding, Amendment #2
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:-/2/
AMENDMENT #1
“VOTED: That Article 6 of the Corporation’s Articles of Organization be amended to add the following new paragraph pursuant to the Business Corporation of Massachusetts:
(See Continuation Sheet 1A, attached)
For amendments adopted pursuant to Chapter 156B, Section 70
For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:
The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE

STATE STREET BOSTON CORPORATION
Continuation Sheet 1A
Amendment # 1 (continued)
“Liability of Directors
A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, provided, however, that this paragraph of Article Six shall not eliminate the liability of a director to the extent such liability is imposed by applicable law (i) for any breach of the director’s duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for paying a dividend, approving a stock repurchase or making loans which are illegal under certain provisions of Massachusetts law, as the same exists or hereafter may be amended. If Massachusetts law is hereafter amended to authorize the further limitation of the legal liability of the directors of this corporation, the liability of the directors shall then be deemed to be limited to the fullest extent then permitted by Massachusetts law as so amended. Any repeal or modification of this paragraph of this Article Six which may hereafter be effected by the stockholders of this corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director for acts or omissions prior to such repeal or modification.”
Continuation Sheet 2A
INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS
The corporation shall to the fullest extent legally permissible indemnify each person who is or was a director, officer, employee or other agent of the corporation and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation (any person serving another organization in one or more of the indicated capacities at the request of the corporation who shall not have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of such other organization shall be deemed so to have acted in good faith with respect to the corporation) or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interest of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, or incurred by any such person in defending any such action, suit or proceeding, shall be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.
If, in an action, suit or proceeding brought by or in the name of the corporation, a director of the corporation is held not liable for monetary damages, whether because that director is relieved of personal liability under the provisions of this Article Six of the Articles of Organization, or otherwise, that director shall be deemed to have met the standard of conduct set forth above and to be entitled to indemnification for expenses reasonably incurred in the defense of such action, suit or proceeding.
As to any matter disposed of by settlement by such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such director, officer, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.
The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms “director”, “officer”, “employee”, “agent”, and “trustee” include their respective executors, administrators and other legal representatives, an “interested” person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a “disinterested” person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.
By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

Amendment #2
VOTED: That Article 6 of the Articles of Organization be further amended and restated with respect to indemnification to read as follows:
(See Continuation Sheet 2A, attached)
The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-fourth day of April, in the year 1987.

/s/ DAVID A SPINA	Executive Vice President

/s/ ROBERT J. MALLEY	Clerk

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 1st day of May, 1987.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY
MICHAEL JOSEPH CONNOLLY
Secretary of State
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO
Mr. Robert J. Malley, Secretary & Clerk
State Street Boston Corporation
225 Franklin Street
Boston, MA 02101
Telephone: (617) 654-3104
Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS.02108
CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
A SERIES OF A CLASS OF STOCK
General Laws, Chapter 1568, Section 26
FEDERAL IDENTIFICATION No. 04-2456637

We,	Robert J. Malley, Robert J. Malley,	Vice President, and Clerk of

located at 225 Franklin Street, Boston, MA 02110 do hereby certify that a meeting of the directors of the corporation held on September 15,1988, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:-
See continuation sheets numbered 2A through 2A-7
NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2” X 11”. Only one side should be used.
VOTED: That pursuant to the authority to granted and vested in the Board of Directors in accordance with the provisions of the Articles of Organization, as amended to date, the Board of Directors hereby creates a series of Preferred Stock, without par value, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in the Articles of Organization which are applicable to the Preferred Stock of all classes and series), as set forth in the Certificate of Designation, Preferences and Rights comprising Exhibit A to the Rights Agreement, which is attached hereto and incorporated herein by reference; and

Exhibit A
CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
STATE STREET BOSTON CORPORATION
(Pursuant to Section 26 of the
Massachusetts Business Corporation Law)
State Street Boston Corporation, a corporation organized and existing under the Business Corporation Law of the Commonwealth of Massachusetts (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 26 of the Business Corporation Law at a meeting duly called and held on September 15, 1988:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Articles of Organization, the Board of Directors hereby creates a series of Preferred Stock, without par value (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Articles of Organization of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:
Series A Junior Participating Preferred Stock:
Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
Section 2. Dividends and Distributions.
(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $1 par value (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declared a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to received payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall been paid in full, the Corporation shall not:
(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled:
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Organization, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred

Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment herein-after set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.
Section 9. Rank. The Series A Preferred Stock shall rank junior with respect to the payment of dividends and the distribution of assets to all other series of the Corporation’s Preferred Stock.
Section 10. Amendment. The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of January, in the year 1992

/s/ ROBERT J. MALLEY	Senior Vice President
Robert J. Malley

/s/ ROBERT J. MALLEY	Clerk
Robert J. Malley

THE COMMONWEALTH OF MASSACHUSETTS
Certificate of Vote of Directors Establishing
A Series of a Class of Stock
(General Laws, Chapter 156B Section 26)
I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 6th day of FEBRUARY 1992.

[STAMP]	/s/ MICHAEL JOSEPH CONNOLLY
Michael Joseph Connolly
Secretary of State
TO BE FILLED IN BY CORPORATION
PHOTO COPY OF CERTIFICATE TO BE SENT
TO:
Robert J. Malley, Vice President & Clerk
State Street Boston Corporation
225 Franklin Street
Boston, MA 02110
Telephone 617-654-3104
Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72
FEDERAL IDENTIFICATION NO. 04-2456637
This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Marshall N. Carter Robert J. Malley	President, and Clerk of
5

State Street Boston Corporation
(Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02210 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 15, 1992, by vote of

31,180,121	shares of	Common Stock (Class of Stock)	out of	37,248,358	shares outstanding.
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:- /1/
“VOTED: That Article 3 of the Restated Articles of Organization be amended to increase the authorized number of shares of Common Stock $1 par value, from 56 million to 112 million, and to authorize the Board of Directors to issue such shares from time to time for general corporate purposes.”
For amendments adopted pursuant to Chapter 156B, Section 70
For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:
The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	56,000,000	$1
PREFERRED	3,500,000	0
CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	0	112,000,000	$1
PREFERRED	3,500,000	0
The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of April, in the year 1992.

/s/ MARSHALL N. CARTER	President
Marshall N. Carter

/s/ ROBERT J. MALLEY	Clerk
Robert J. Malley

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within articles of amendment and, the filing fee in the amount of $56,000.00 having been paid, said articles are deemed to have been filed with me this 24th day of April, 1992.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY
Michael Joseph Connolly
Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT
TO
Mr. Robert J. Malley, Clerk
State Street Boston Corporation
225 Franklin Street-4th Floor
Boston, MA 02101
Telephone: (617) 654-3104

Copy Mailed
[LETTERHEAD OF STATE STREET]
April 16, 1997
BY HAND
Commonwealth of Massachusetts
Division of Corporations
Office of the State Secretary
One Ashburton Place, Room 1710
Boston, Massachusetts 02108

Re:	State Street Boston Corporation
Gentlemen:

State Street Corporation is a wholly-owned subsidiary of State Street Boston Corporation and has no objection and hereby consents to the change of name of State Street Boston Corporation to State Street Corporation.

Very truly yours,

/s/ Evelyn Lipton Fishbein
Enclosure

FEDERAL IDENTIFICATION
No. 04-2456637
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We,	David A. Spina
and	John R. Towers
of	State Street Boston Corporation
(Exact name of corporation)
located at 225 Franklin Street, Boston, MA. 02110
(Street address of corporation in Massachusetts)
certify that these Articles of Amendment affecting articles numbered:
Articles 1 and 3
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 16, 1997. by vote of

67,456,754	shares of	Common Stock	of	80,515,785	shares outstanding Vote 1
		(type, class & series, if any)

66,278,074	shares of	Common Stock	of	80,515,785	shares outstanding Vote 2 and
		(type, class & series, if any)

	shares of		of		shares outstanding
		(type, class & series, if any)

**	being at least a majority of each type, class or series outstanding and entitled to vote thereof
See Continuation Sheet.

*	Delete the inapplicable words.

**	Delete the inapplicable clause

/1/	For amendments adopted pursuant to Chapter 156B, Section 70

/2/	For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any article or there on this form is insufficient additions shall be set forth on one side only of separate 8 1/2 × 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.
To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	0	Common	112,000,000	$1

Preferred	3,500,000	Preferred	0
Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	0	Common	250,000,000	$1

Preferred	3,500,000	Preferred	0

CONTINUATION SHEET

(Vote 1)	VOTED:	That Article 1 of the Restated Articles of Organization be amended to change the name of the Corporation from State Street Boston Corporation to State Street Corporation.

(Vote 2)	VOTED:
That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $1 par value, from 112,000,000 to 250,000,000, and to authorize the issuance from time to time of the authorized and unissued shares of the Corporation by the Board of Directors.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
SIGNED UNDER THE PENALTIES OF PERJURY, this 16th day of April, 1997.

/s/ David A. Spina	President

/s/ John R. Towers	Clerk

*	Delete the inapplicable words.

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)
I hereby approve the within Articles of Amendment and, the filing fee in the amount of $138,100.00 having been paid, said articles are deemed to have been filed with me this 16th day of April, 1997.
Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
[stamp]
TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:
John R. Towers, Clerk

State Street Corporation
225 Franklin Street, M-4
Boston, MA 02101

FEDERAL IDENTIFICATION
NO. 04-2456637
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We,	David A. Spina
and	Maureen Scannell Bateman
of	State Street Corporation
(Exact name of corporation)
located at 225 Franklin Street, Boston, Massachusetts 02110 ,
(Street address of corporation in Massachusetts)
certify that these Articles of Amendment affecting articles numbered:
Article 3
(Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 18, 2001, by vote of:

133,261,123	shares of	Common Stock	of	163,006,883	shares outstanding
		(type, class & series, if any)

	shares of		of		shares outstanding, and
		(type, class & series, if any)

	shares of		of		shares outstanding
		(type, class & series, if any)

/1/**	being at least a majority of each type, class or series outstanding and entitled to vote thereon:

See Continuation Sheet

*	Delete the inapplicable words

**	Delete the inapplicable clause

/1/	For amendment adapted pursuant to Chapter 156B. Section *0

/2/	For amendment adapted pursuant to Chapter 156B. Section -1
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 × 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.
To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:
The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	0	Common	250,000,000	$1

Preferred	3,500,000	Preferred	0

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	—	Common	500,000,000	$1

Preferred	3,500,000	Preferred	—
CONTINUATION SHEET
That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $1 par value, from 250,000,000 to 500,000,000.
The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 18th day of April, 2001.

/s/ David A. Spina	President

/s/ Maureen Scannell Bateman	Clerk

*	Delete the inapplicable words.

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT
(General Laws, Chapter 156E, Section 72)
I hereby approve the within Articles of Amendment and, the filing fee in the amount of $250,000 having been paid, said articles are deemed to have been filed with me this 18th day of April 2001.
Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

[STAMP]
TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:
Maureen Scannell Bateman, Clerk
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110
Telephone: (617) 786-3000

FEDERAL IDENTIFICATION
NO. 04-2456637
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
CERTIFICATE OF CORRECTION
(General Laws, Chapter 156B, Section 6A)
1. Exact name of corporation: State Street Corporation
2. Document to be corrected: Articles of Amendment
3. The above mentioned document was filed with the Secretary of the Commonwealth on April 19, 2001

4. Please state the inaccuracy or defect in said document:
The Articles of Amendment were adopted by vote of:
133,261,123 shares of Common Stock of 163,006,883 shares outstanding
5. Please state corrected version of the document:
The Articles of Amendment were adopted by vote of:
133,263,771 shares of Common Stock of 163,006,883 shares outstanding
Note: This correction should be signed by the person(s) required by law to sign the original document.

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of April, 2001.

/s/ David A. Spina	*President

/s/ Maureen Scannell Bateman	*Clerk

*	Delete the inapplicable words.
Note: If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed with the certificate. Additional information may be provided on separate 8 1/2 × 11 sheets of white paper with a left margin of at least 1 inch.
Articles of Amendment
(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34))
State Street Corporation, having a registered office at 101 Federal Street, Boston, Massachusetts 02111, certifies as follows:
FIRST, Article 4 of the Articles of Organization of the corporation, including the Certificate of Vote of Directors Establishing a Series of a Class of Stock, which was filed with the Secretary of State of the Commonwealth of Massachusetts as an amendment to such Article 4 on February 6, 1992, is amended by this Amendment.
SECOND, this Amendment was duly adopted and approved on October 19, 2006 by the board of directors without shareholder approval and shareholder approval was not required.
THIRD, Article 4 is hereby amended by (i) rescinding the designation of $400,000 shares of Preferred Stock as Series A Junior Participating Preferred Stock, (ii) reclassifying such shares as Preferred Stock and (iii) eliminating from the Articles of Organization all references to Series A Junior Participating Preferred Stock and the preferences, limitations and relative rights thereto.

FOURTH:
(a) The total shares authorized prior to this Amendment was (i) 500,000,000 shares of Common Stock, par value $1.00 per share, and (ii) 3,500,000 shares of Preferred Stock, without par value.
(b) The total shares authorized upon the effectiveness of this Amendment is (i) 500,000,000 shares of Common Stock, par value $1.00 per share, and (ii) 3,500,000 shares of Preferred Stock, without par value.
FIFTH, this Amendment will become effective on October 20, 2006 at 5:30 p.m. Boston time.

Signed by	/s/ Jeffrey N. Carp
(signature of authorized individual)
Jeffrey N. Carp, Esq.
Executive Vice President
¬
Chairman of the board of directors,
¬
President,
☒
Other Officer,
¬
Court-appointed fiduciary,
on this 19th day of October, 2006.

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 20th day of October 2006, at 10:30 a.m./p.m. time
Effective date:

(must be within 90 days of date submitted)

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
TO BE FILLED IN BY CORPORATION
[STAMP]
Contact Information:

Jeffrey N. Carp, Esq.
c/o State Street Corporation
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Telephone: (617) 664-5176
Email: jcarp@statestreet.com

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
(1) Exact name of corporation: State Street Corporation
(2) Registered office address: 155 Federal Street, Boston, Massachusetts 02111
(number, street, city or town, state, zip code)
(3) These articles of amendment affect article(s): 3
(specify the number(s) of article(s) being amended (I-VI))
(4) Date adopted: April 18, 2007
(month, day, year)
(5) Approved by:
(check appropriate box)
¬
the incorporators.
¬
the board of directors without shareholder approval and shareholder approval was not required.
☒
the board of directors and the shareholders in the manner required by law and the articles of organization.
(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.
VOTED: That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of common stock, $1 par value, from 500,000,000 to 750,000,000.
To change the number of shares and the par value, *if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	0	Common	500,000,000	$1

Preferred	3,500,000	Preferred	0

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	—	Common	750,000,000	$1

Preferred	3,500,000	Preferred	—

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	/s/ Richard P. Jacobson
(signature of authorized individual)
¬
Chairman of the board of directors,
¬
President,
☒
Other officer,
¬
Court-appointed fiduciary,
On this 18th day of April, 2007

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $150,000 having been paid, said articles are deemed to have been filed with me this 23rd day of April 2007, at 1:30 a.m./p.m. time
Effective date:

(must be within 90 days of date submitted)

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
TO BE FILLED IN BY CORPORATION
[STAMP]

Examiner	Contact Information:
Name Approval	Richard Jacobson, Assistant Secretary State Street Corporation One Lincoln Street
c	Boston, Massachusetts 02111 Telephone: (617) 664-3507 Email: rpjacobson@statestreet.com
m
Upon filing, a copy of this filing will be available at www.sec.state.ma.us/com. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06: 950 CMR 113.34)

(1)	Exact name of corporation:
State Street Corporation

(2)	Registered office address:
155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)

(3)	These articles of amendment affect article(s):
Four
(specify the number(s) of articles(s) being amended(I-VI))

(4)	Date adopted:	January 16, 2008
(month, day, year)

(5)	Approved by:

(check appropriate box)

Â the incorporators.

☒ the board of directors without shareholder approval and shareholder approval was not required.

Â the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)
State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

That Article 4 of the Restated Articles of Organization be Amended to designate a Series A of preferred stock more particularly described on Exhibit A attached hereto and made a part hereof.
To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE			WITH PAR VALUE NUMBER OF SHARES
TYPE	NUMBER OF SHARES	TYPE		PAR VALUE
Total authorized after amendment:

WITHOUT PAR VALUE			WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
TYPE	NUMBER OF SHARES	TYPE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a letter effective date not more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminate the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and comment relative thereto.

Signed by:	/s/ David C. Phelan
(signature of authorized individual)
¬
Chairman of the board of directors,
¬
President,
☒
Other officer,
¬
Court-appointed fiduciary,
on this 24th day of January, 2008.

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $ having been paid, said articles are deemed to have been filed with me this day of , January 24, 2008 , at 3:54 p.m.

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
TO BE FILLED IN BY CORPORATION
Contact Information:

David C. Phelan

State Street Corporation

One Lincoln Street, Boston, Massachusetts 02111

Telephone:
Email: dcphelan@statestreet.com
Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

EXHIBIT A
CERTIFICATE OF DESIGNATION
OF
NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A
OF
STATE STREET CORPORATION
(Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)
State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 thereof, hereby certifies:
The Executive Committee (the “Committee”) of the Board of Directors of the Corporation, in accordance with the resolutions of the Board of Directors dated March 16, 2006, March 15, 2007 and December 13, 2007 and the provisions of the

Articles of Organization, adopted the following resolutions creating a series of 5,001 shares of Preferred Stock of the Corporation designated as “Non-cumulative Perpetual Preferred Stock, Series A”.
RESOLVED, that pursuant to the authority vested in the Committee and in accordance with the resolutions of the Board of Directors dated March 16, 2006, March 15, 2007 and December 13, 2007 and the provisions of the Articles of Organization, a series of Preferred Stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:
Section 1. Designation and Number, Issue Date. The series will be designated the “Non-cumulative Perpetual Preferred Stock, Series A” (hereinafter called the “Series A”) and will initially consist of 5,001 shares. The number of shares constituting this Series may be increased from time to time in accordance with law up to the maximum number of shares of Preferred Stock authorized to be issued under the Articles of Organization less all shares at the time authorized of any other series of Preferred Stock as of the date hereof. Shares of this Series will be dated the date of issue. Shares of the Series A that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of Preferred Stock, shall, after such redemption, purchase or acquisition, have the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.
Section 2. Definitions. As used herein with respect to the Series A:
(a) “Articles of Organization” means the Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.
(b) “Board of Directors” means the board of directors of the Corporation.
(c) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.
(d) “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in New York, New York, Boston, Massachusetts or Wilmington, Delaware are permitted or required by any applicable law to close.
(e) “Calculation Agent” means, at any time, the person or entity appointed by the Corporation and serving as such agent at such time. The Corporation may terminate any such appointment and may appoint a successor agent at any time and from time to time, provided that the Corporation shall use its best efforts to ensure that there is, at all relevant times when the Series A is outstanding, a person or entity appointed and serving as such agent. The Calculation Agent may be a person or entity affiliated with the Corporation.
(f) “Certificate of Designation” means this Certificate of Designation relating to the Series A, as it may be amended from time to time.
(g) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(h) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation (other than the Series A) that ranks junior to the Series A either or both as to the payment of dividends and/or as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation.
(i) “London Banking Day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London, England.
(j) “Preferred Stock” means any and all series of Preferred Stock, having no par value, of the Corporation, including the Series A.
(k) “Reuters Screen LIBOR01 Page” means the display designated on the Reuters 3000 Xtra (or such other page as may replace that page on that service or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).
(l) “Three-month LIBOR,” with respect to any Dividend Period, means the offered rate expressed as a percentage per annum for deposits in U.S. dollars for a three-month period commencing on the first day of such Dividend Period, as that rate appears on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, on the second London Banking Day immediately preceding the first day of such Dividend Period.
If Three-month LIBOR does not appear on Reuters Screen LIBOR01 Page, Three-month LIBOR shall be determined on the basis of the rates at which deposits in U.S. dollars for a three-month period, beginning on the first day of such Dividend Period, and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in that market selected by the Calculation Agent at approximately 11:00 A.M., London time, on the second London Banking Day immediately preceding the first day of such Dividend Period. The Calculation Agent shall request the principal London office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, Three-month LIBOR for such Dividend Period shall be the arithmetic mean of such quotations (rounded upward if necessary to the nearest 0.00001 of 1%) of such quotations.
If fewer than two quotations are provided as described in the preceding paragraph, Three-month LIBOR for such Dividend Period shall be the arithmetic mean (rounded upward if necessary to the nearest 0.00001 of 1%) of the rates quoted by three major banks in New York City selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on the first day of such Dividend Period for loans in U.S. dollars to leading European banks for a three-month period, beginning on the first day of such Dividend Period, and in a principal amount of not less than $1,000,000.
If fewer than three banks selected by the Calculation Agent to provide quotations are quoting as described in the preceding paragraph, Three-month LIBOR for such Dividend Period shall be the Three-month LIBOR in effect for the prior Dividend Period or in the case of the first Dividend Period, the most recent Three-month LIBOR that could have been determined had the Preferred Stock been outstanding.
(m) “Voting Parity Stock” means, with regard to any election or removal of a Preferred Stock Director (as defined in Section 6(b) below) or any other matter as to which the holders of Series A are entitled to vote as specified in Section 6 of this Certificate of Designation, any and all series of Preferred Stock (other than the Series A) that rank equally with the Series A as to the payment of dividends, whether bearing dividends on a non-cumulative or cumulative basis, and having voting rights equivalent to those described in Section 6(b).

Section 3. Dividends.
(a) Rate. Holders of the Series A shall be entitled to receive, when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors) out of funds legally available therefor, non-cumulative cash dividends at the rate determined as set forth below in this Section 3 applied to the liquidation preference amount of $100,000 per share of Series A. Such dividends shall be payable in arrears (as provided below in this Section 3(a)), but only when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors), (a) if the shares of Series A are issued prior to March 15, 2011, on March 15 and September 15 of each year until March 15, 2011, and (b) thereafter, on March 15, June 15, September 15 and December 15 of each year (each a “Dividend Payment Date”); provided that if any such Dividend Payment Date on or after March 15, 2011 would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on the Series A on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day. If a Dividend Payment Date prior to March 15, 2011 is not a Business Day, the applicable dividend shall be paid on the first Business Day following that day without adjustment. Dividends on the Series A shall not be cumulative; holders of Series A shall not be entitled to receive any dividends not declared by the Board of Directors (or a duly authorized committee of the Board of Directors) and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared.
Dividends that are payable on the Series A on any Dividend Payment Date will be payable to holders of record of the Series A as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board of Directors (or a duly authorized committee of the Board of Directors) that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.
Each dividend period (a “Dividend Period”) shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the date of original issue of the Series A) and shall end on and include the calendar day preceding the next Dividend Payment Date. Dividends payable on the Series A in respect of a Dividend Period shall be computed by the Calculation Agent (i) if shares of Series A are issued prior to March 15, 2011, on the basis of a 360-day year consisting of twelve-30 day months until the Dividend Payment Date in March 2011 and (ii) thereafter, by multiplying the per annum dividend rate in effect for that Dividend Period by a fraction, the numerator of which will be the actual number of days in that Dividend Period and the denominator of which will be 360, and multiplying the rate obtained by $100,000. Dividends payable in respect of a Dividend Period shall be payable in arrears-i.e., on the first Dividend Payment Date after such Dividend Period.
The dividend rate on the Series A, for each Dividend Period, shall be (a) if the shares of Series A are issued prior to March 15, 2011, a rate per annum equal to 8.250% until the Dividend Payment date in March 15, 2011, and (b) thereafter, a rate per annum that will be reset quarterly and shall be equal to Three-month LIBOR for such Dividend Period plus 4.990%, applied to the $100,000 liquidation preference per share.
The Calculation Agent’s determination of any dividend rate, and its calculation of the amount of dividends for any Dividend Period, will be maintained on file at the Corporation’s principal offices and will be available to any shareholder upon request and will be final and binding in the absence of manifest error.

Holders of the Series A shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series A as specified in this Section 4 (subject to the other provisions of this Certificate of Designation).
(b) Priority of Dividends. So long as any share of Series A remains outstanding, no dividend shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than a dividend payable solely in Junior Stock), unless (i) full dividends for the then current Dividend Period on all outstanding shares of Series A have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) and (ii) the Corporation is not in default on its obligation to redeem any shares of Series A that have been called for redemption. The Corporation and its subsidiaries shall not purchase, redeem or otherwise acquire, directly or indirectly, for consideration any shares of Common Stock or other Junior Stock (other than as a result of a reclassification of Junior Stock for or into other Junior Stock, or the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock) nor shall the Corporation pay or make available any monies for a sinking fund for the redemption of any shares of Common Stock or any other shares of Junior Stock during a Dividend Period, unless the full dividends for the most recently-completed Dividend Period on all outstanding shares of Series A have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside). The foregoing provision shall not restrict the ability of the Corporation, or any other affiliate of the Corporation to engage in any market-making transactions in Junior Stock in the ordinary course of business.
On any Dividend Payment Date for which full dividends are not paid, or declared and funds set aside therefor, upon the Preferred Stock and other equity securities designated as ranking on a parity with the Series A as to payment of dividends (“Dividend Parity Stock”), all dividends paid or declared for payment on that Dividend Payment Date with respect to the Series A and the Dividend Parity Stock shall be shared (1) first ratably by the holders of any such shares who have the right to receive dividends with respect to Dividend Periods prior to the then- current Dividend Period for which such dividends were not declared and paid, in proportion to the respective amounts of the undeclared and unpaid dividends relating to prior Dividend Periods, and thereafter (2) by the holders of these shares on a pro rata basis.
Subject to the foregoing, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors (or a duly authorized committee of the Board of Directors) may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and the Series A shall not be entitled to participate in any such dividends.
Any class or series of preferred stock issued at any time by the Corporation that is entitled to receive dividends when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors) shall have, for any period when any shares of Series A is outstanding, the same dividend payment dates as the Dividend Payment Dates of the Series A.
Section 4. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series A shall be entitled to receive, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, and after satisfaction of all liabilities and obligations to creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to the Series A as to such distribution, in full an amount equal to $100,000 per share (the “Series A Liquidation Amount”), together with an amount equal to all dividends (if any) that have been declared but not paid prior to the date of payment of such distribution (but without any amount in respect of dividends that have not been declared prior to such payment date). After payment of the full amount of such liquidation distribution, the holders of Series A shall not be entitled to any further participation in any distribution of assets of the Corporation.
(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of Series A and all holders of any stock of the Corporation ranking equally with the Series A as to such distribution, the amounts paid to the holders of Series A and to the holders of all such other stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of Series A and the holders of all such other stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the Corporation shall mean the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends (and, in the case of any holder of stock other than the Series A and on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not declared, as applicable).

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Series A, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.
Section 5. Redemption.
(a) Optional Redemption. The Series A may not be redeemed by the Corporation prior to the later of March 15, 2011 and the date of original issue of the Series A. On or after that date, the Corporation, at its option, may redeem, in whole at any time or in part from time to time, the shares of Series A at the time outstanding, upon notice given as provided in Section 5(c) below, at a cash redemption price equal to $100,000 per share, together (except as otherwise provided herein) with an amount equal to any dividends that have been declared but not paid prior to the redemption date (but with no amount in respect of any dividends that have not been declared prior to such date). The redemption price for any shares of Series A shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.
(b) No Sinking Fund. The Series A will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series A will have no right to require redemption of any shares of Series A.
(c) Notice of Redemption. Notice of every redemption of shares of Series A shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A. Notwithstanding the foregoing, if the Series A or any depositary shares representing interests in the Series A are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Series A at such time and in any manner permitted by such facility. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of shares of Series A to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of only part of the shares of Series A at the time outstanding, the shares to be redeemed shall be selected either pro rata or by lot or in such other manner as the Board of Directors (or a duly authorized committee of the Board of Directors) may determine to be fair and equitable. Subject to the provisions hereof, the Corporation shall have full power and authority to prescribe the terms and conditions upon which shares of Series A shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.
(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.
Section 6. Voting Rights.

(a) General. The holders of Series A shall not have any voting rights except as set forth below or as otherwise from time to time required by applicable law.
(b) Right To Elect Two Directors Upon Nonpayment Events. If and whenever the dividends on the Series A and any other class or series of Voting Parity Stock have not been declared and paid in an aggregate amount (i) in the case of the Series A and any other class or series of Voting Parity Stock bearing non-cumulative dividends, equal to at least six quarterly dividends (whether or not consecutive) or (ii) in the case of any class or series of Voting Parity Stock bearing cumulative dividends, in an aggregate amount equal to full dividends for at least six quarterly dividend periods or their equivalent (whether or not consecutive) (a “Nonpayment Event”), the number of directors then constituting the Board of Directors shall automatically be increased by two and the holders of Series A, together with the holders of any outstanding shares of Voting Parity Stock, voting as a single class, shall be entitled to elect the two additional directors (the “Preferred Stock Directors”), provided that it shall be a qualification for election for any such Preferred Stock Director that the election of such director shall not cause the Corporation to violate the corporate governance requirement of the New York Stock Exchange (or any other securities exchange or other trading facility on which securities of the Corporation may then be listed or traded) that listed or traded companies must have a majority of independent directors and provided further that the Board of Directors shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of Voting Parity Stock are entitled to elect pursuant to like voting rights).
In the event that the holders of Series A and such other holders of Voting Parity Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 20% of the Series A and each other series of Voting Parity Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders of the Corporation, in which event such election shall be held only at such next annual or special meeting of shareholders), and at each subsequent annual meeting of shareholders of the Corporation. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of Series A or Voting Parity Stock, and delivered to the Secretary of the Corporation in such manner as provided for in Section 8 below, or as may otherwise be required by applicable law. If the Secretary of the Corporation fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of Series A may call such a meeting at the Corporation’s expense solely for the election of the Preferred Stock Directors, and for this purpose only such Series A holder shall have access to the Corporation’s stock ledger.
When dividends have been paid in full on the Series A and any and all series of non-cumulative Voting Parity Stock (other than the Series A) for Dividend Periods, whether or not consecutive, equivalent to at least one year after a Nonpayment Event and all dividends on any cumulative Voting Parity Stock have been paid in full, then the right of the holders of Series A to elect the Preferred Stock Directors shall cease (but subject always to revesting of such voting rights in the case of any future Nonpayment Event), and, if and when any rights of holders of Series A and Voting Parity Stock to elect the Preferred Stock Directors shall have ceased, the terms of office of all the Preferred Stock Directors shall forthwith terminate and the number of directors constituting the Board of Directors shall automatically be reduced accordingly.
Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series A and Voting Parity Stock, when they have the voting rights described above (voting together as a single class). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders if such office shall not have previously terminated as below provided. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders upon the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by the vote of the holders of record of a majority of the outstanding shares of Series A and such Voting Parity Stock for which dividends have not been paid, voting as a single class. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board of Directors for a vote.
(c) Other Voting Rights. So long as any shares of Series A are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Organization, the vote or consent of the holders of at least a majority of the shares of Series A at the time outstanding and entitled to vote thereon, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
(i) Authorization of Senior Stock. Any amendment, alteration or repeal of any provision of the Articles of Organization or Bylaws to authorize or create, or increase the authorized amount of, any shares of any class or series of capital stock of the Corporation ranking senior to the Series A with respect to either the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Series A. Any amendment, alteration or repeal of any provision of the Articles of Organization or Bylaws so as to adversely affect the special rights, preferences, privileges or voting powers of the Series A; provided, however, that any amendment of the Articles of Organization to authorize or create or to increase the authorized amount of any Junior Stock or any class or series or any securities convertible into shares of any class or series of Dividend Parity Stock or other series of Preferred Stock ranking equally with the Series A with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Series A; or
(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Series A, or of a merger or consolidation of the Corporation with another corporation or other entity, or any merger or consolidation of the Corporation with or into any entity other than a corporation unless in each case (x) the shares of Series A remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting corporation, are converted into or exchanged for preference securities of the surviving or resulting corporation or a corporation controlling such corporation, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof as would not require a vote of the holders of the Preferred Stock pursuant to clauses (i) or (ii) above if such change were effected by an amendment of the Articles of Organization.
If any amendment, alteration, repeal, share exchange, reclassification, merger or consolidation specified in this Section 6(c) would adversely affect the Series A and one or more but not all other series of Preferred Stock, then only the Series A and such series of Preferred Stock as are adversely affected by and entitled to vote on the matter shall vote on the matter together as a single class (in lieu of all other series of Preferred Stock).
(d) Changes for Clarification. Without the consent of the holders of Series A, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series A, the Corporation may amend, alter, supplement or repeal any terms of the Series A:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series A that is not inconsistent with the provisions of this Certificate of Designation.
(e) Changes after Provision for Redemption. No vote or consent of the holders of Series A shall be required pursuant to Section 6(b) or (c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 5 above.
(f) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series A (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Organization, the Bylaws, applicable law and any national securities exchange or other trading facility on which the Series A is listed or traded at the time. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of Series A and any Voting Parity Stock has been cast or given on any matter on which the holders of shares of Series A are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.
For purposes of determining the voting rights of the holders of Series A under this Section 6, each holder will be entitled to one vote for each $100,000 of liquidation preference to which his or her shares are entitled. Holders of shares of Series A will be entitled to one vote for each such share of Series A held by them.
Section 7. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 8. Notices. All notices or communications in respect of the Series A shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, in the Articles of Organization or Bylaws or by applicable law.

Section 9. No Preemptive Rights. No share of Series A shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 10. Other Rights. The shares of Series A shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.

04-2456637

D	The Commonwealth of Massachusetts
PC	William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FOR MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1)	Exact name of corporation: State Street Corporation 042456637

(2)	Registered office address: 155 Federal Street, Boston, MA 02110
(number, street, city or town, state, zip code)

(3)	These articles of amendment affect article(s): IV
(specify the number(s) of article(s) being amended (I-VI))

(4)	Date adopted: October 27, 2008
(month, day, year)

(5)	Approved by:

(check appropriate box)

Â the incorporators.

☑ the board of directors without shareholder approval and shareholder approval was not required.

Â the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)
State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

That Article 4 of the Restated Articles of Organization be amended to designate a Series B of Preferred Stock more particularly described on Exhibit A attached hereto and made a part hereof.
To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date nor more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Exhibit A
CERTIFICATE OF DESIGNATIONS
OF
FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B
OF
STATE STREET CORPORATION
State Street Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 of the Massachusetts Business Corporation Act, does hereby certify:
The board of directors of the Corporation (the “Board of Directors”) or an applicable committee of the Board of Directors, in accordance with the articles of organization and bylaws of the Corporation and applicable law, adopted the following resolution on October 27, 2008 creating a series of 20,000 shares of Preferred Stock of the Corporation designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series B”.
RESOLVED, that pursuant to the provisions of the articles of organization and the bylaws of the Corporation and applicable law, a series of Preferred Stock, no par value per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series B” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 20,000.
Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.
Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:
(a) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(b) “Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year.
(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $100,000 per share of Designated Preferred Stock.
(e) “Minimum Amount” means $500,000,000.
(f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Corporation’s Non-Cumulative Perpetual Preferred Stock, Series A.
(g) “Signing Date” means October 26, 2008.
Part 4. Certain Voting Matters. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of Designated Preferred Stock and any Voting Parity Stock has been cast or given on any matter on which the holders of shares of Designated Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amount of the shares voted or covered by the consent as if the Corporation were liquidated on the record date for such vote or consent, if any, or in the absence of a record date, on the date for such vote or consent. For purposes of determining the voting rights of the holders of Designated Preferred Stock under Section 7 of the Standard Provisions forming part of this Certificate of Designations, each holder will be entitled to one vote for each $100,000 of liquidation preference to which such holder’s shares are entitled.

IN WITNESS WHEREOF, State Street Corporation has caused this Certificate of Designations to be signed by Jeffrey N. Carp, its Executive Vice President and Chief Legal Officer, this 27th day of October 2008.

STATE STREET CORPORATION

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Executive Vice President and Chief Legal Officer

ANNEX A
STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.
Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:
(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.
(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.
(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
(e) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.
(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.
(g) “Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.
(h) “Dividend Period” has the meaning set forth in Section 3(a).
(i) “Dividend Record Date” has the meaning set forth in Section 3(a).
(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.
(1) “Preferred Director” has the meaning set forth in Section 7(b).
(m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.
(n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).
(o) “Share Dilution Amount” has the meaning set forth in Section 3(b).
(p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.
(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).
(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.
Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.
Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.
Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.
Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).
(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.
Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.
Section 4. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).
(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.
(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.
Section 5. Redemption.
(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.
Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).
The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.
(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.
(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.
(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.
(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.
(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).
Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.
Section 7. Voting Rights.
(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Referred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.
(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;
provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.
(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.
(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.
Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.
Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.
Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Signed by:	/s/ Jeffrey N. Carp	,
Jeffrey N. Carp (signature of authorized individual)

Â	Chairman of the board of directors,

Â	President,

☑	Other officer,

Â	Court-appointed fiduciary,
on this 27th day of October, 2008.

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 27th day of Oct. 2008, at 2:28 p.m.

time
Effective date: October 27 2008
(must be within 90 days of date submitted)

/s/ WILLIAM FRANCIS GALVIN
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

RE	Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
Examiner

TO BE FILLED IN BY CORPORATION Contact Information:
Name approval

C	Mark Devine c/o WilmerHale

M	60 State Street

Boston, MA 02109

Telephone: 617-526-5122

Email: mark.devine@wilmerhale.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

D	The Commonwealth of Massachusetts
PC	William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1)	Exact name of corporation:
State Street Corporation

(2)	Registered office address:
155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)

(3)	These articles of amendment affect article(s):
6
(specify the number(s) of article(s) being amended (I-VI))

(4)	Date adopted:	May 20, 2009
(month, day, year)

(5)	Approved by:

(check appropriate box)

Â the incorporators.

Â the board of directors without shareholder approval and shareholder approval was not required.

☑ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)
State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

That Article 6 of the Restated Articles of Organization be amended to add the following at the end hereof:
The by-laws of the Corporation may, but are not required to, provide that in a meeting of shareholders other than a Contested Election Meeting (as defined below), a nominee for director shall be elected to the board of directors only if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election). In a Contested Election Meeting, directors shall be elected by a plurality of the votes cast at such Contested Election Meeting. A meeting of shareholders shall be a “Contested Election Meeting” if there are more persons nominated for election as directors at such meeting than there are directors to be elected at such meeting, determined as of the tenth day preceding the date of the Corporation’s first notice to shareholders of such meeting sent pursuant to the Corporation’s by-laws (the “Determination Date”); provided, however, that if in accordance with the Corporation’s by-laws, shareholders are entitled to make nominations during a period of time that ends after the otherwise applicable Determination Date, the Determination Date shall instead be as of the end of such period.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)
The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: _______________________________

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and comments relative thereto.

Signed by:	/s/ Shannon C. Stanley
(signature of authorized individual)
¬
Chairman of the board of directors,
¬
President,
☑
Other officer,
¬
Court-appointed fiduciary,
on this 28th day of May, 2009.

THE COMMONWEALTH OF MASSACHUSETTS
I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on: May 29, 2009 11:48 AM

/S/ WILLIAM FRANCIS GALVIN
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation:	State Street Corporation

(2) Registered office address:	155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s):
(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted:	August 14, 2012
(month, day, year)
(5) Approved by:
(check appropriate box)

Â	the incorporators.

☑	the board of directors without shareholder approval and shareholder approval was not required.

Â	the board of directors and the shareholders in the manner required by law and the articles of organization.
(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.
That Article IV of the Restated Articles of Organization be amended to designate a Series C of Preferred Stock more particularly described on Exhibit A attached hereto and made a part hereof.

P.C.	c156ds1006950c11334 01/13/05
To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	/s/ Jeffrey N. Carp	,
(signature of authorized individual)

Â	Chairman of the board of directors,

Â	President,

☑	Other officer,

Â	Court-appointed fiduciary,
on this 14th day of August, 2012.
Exhibit A
CERTIFICATE OF DESIGNATION
OF
NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C
OF
STATE STREET CORPORATION

(Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)
State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 thereof, hereby certifies:
On August 14, 2012, the Chairman of the Board of Directors of the Corporation, in accordance with the votes of the Board of Directors of the Corporation adopted on February 16, 2012 and the provisions of the Corporation’s Articles of Organization, as amended, duly adopted the following vote creating a series of 5,000 shares of preferred stock of the Corporation designated as “Non-Cumulative Perpetual Preferred Stock, Series C”.
VOTED: that pursuant to the authority vested in the Chairman of the Board of Directors of the Corporation and in accordance with the votes of the Board of Directors of the Corporation adopted on February 16, 2012 and the provisions of the Corporation’s Articles of Organization, as amended, a series of preferred stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:
Section 1. Designation. The designation of the series of preferred stock shall be Non-Cumulative Perpetual Preferred Stock, Series C (hereinafter referred to as the “Series C Preferred Stock”). Each share of Series C Preferred Stock shall be identical in all respects to every other share of Series C Preferred Stock. Series C Preferred Stock will rank (i) at least equally with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (ii) and will rank senior to Junior Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 2. Number of Shares. The number of authorized shares of Series C Preferred Stock shall be 5,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock set forth in the Articles of Organization) or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further votes duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of articles of amendment pursuant to the provisions of the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series C Preferred Stock.

Section 3. Definitions. As used herein with respect to Series C Preferred Stock:
(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
(b) “Articles of Organization” means the Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.
(c) “Board of Directors” means the board of directors of the Corporation.
(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.
(e) “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in New York, New York or Boston, Massachusetts are permitted or required by any applicable law to close.
(f) “Certificate of Designation” means this Certificate of Designation relating to the Series C Preferred Stock, as it may be amended from time to time.
(g) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(h) “Depositary Company” shall have the meaning set forth in Section 6(d) hereof.
(i) “Dividend Payment Date” shall have the meaning set forth in Section 4(a) hereof.
(j) “Dividend Period” shall have the meaning set forth in Section 4(a) hereof.
(k) “DTC” means The Depository Trust Company, together with its successors and assigns.

(l) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series C Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(m) “MBCA” means the Massachusetts Business Corporation Act, as amended from time to time.
(n) “Nonpayment” shall have the meaning set forth in Section 7(c)(i) hereof.
(o) “Parity Stock” means any other class or series of stock of the Corporation that ranks equally with Series C Preferred Stock in the payment of dividends and in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(p) “Preferred Director” shall have the meaning set forth in Section 7(c)(i) hereof.
(q) “Redemption Price” shall have the meaning set forth in Section 6(a) hereof.
(r) “Regulatory Capital Treatment Event” means the Corporation’s determination, in good faith, that, as a result of (i) any amendment to, or change in (including any announced prospective amendment or change), the laws or regulations of the United States or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of any share of Series C Preferred Stock, (ii) any proposed amendment or change in those laws or regulations that is announced or becomes effective after the initial issuance of any share of Series C Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations that is announced after the initial issuance of any share of Series C Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of the shares of Series C Preferred Stock then outstanding as “tier 1 capital” (or its equivalent) for purposes of the capital adequacy guidelines of the Appropriate Federal Banking Agency, as then in effect and applicable, for as long as any share of Series C Preferred Stock is outstanding.
(s) “Series C Preferred Stock” shall have the meaning set forth in Section 1 hereof.
Section 4. Dividends.
(a) Rate. Holders of Series C Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, but only out of assets legally available therefor, non-cumulative cash dividends at a rate per annum equal to 5.250% on the liquidation preference of $100,000 per share of Series C Preferred Stock, and no more, payable quarterly in arrears on each March 15, June 15, September 15 or December 15; provided, however, if any such day is not a Business Day, then payment of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of such delay) (each such day on which dividends are payable a “Dividend Payment Date”). The period from and including the date of original issuance of such Series C Preferred Stock or any Dividend Payment Date to but excluding the next Dividend Payment Date is a “Dividend Period.” The record date for payment of dividends on the Series C Preferred Stock shall be the 15th calendar day before such Dividend Payment Date; provided, however, if any such day is not a Business Day, then the record date will be the next succeeding day that is a Business Day. The amount of dividends payable shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding any other provision hereof, dividends on the Series C Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with laws and regulations applicable thereto, including applicable capital adequacy guidelines.

(b) Non-Cumulative Dividends. Dividends on shares of Series C Preferred Stock shall be non-cumulative. To the extent that any dividends payable on the shares of Series C Preferred Stock on any Dividend Payment Date are not declared and paid, in full or otherwise, on such Dividend Payment Date, then such unpaid dividends shall not cumulate and shall not accrue or be payable for such Dividend Period, and the Corporation shall have no obligation to pay, and the holders of Series C Preferred Stock shall have no right to receive, dividends for such Dividend Period after the Dividend Payment Date for such Dividend Period or interest with respect to such dividends, whether or not dividends are declared for any subsequent Dividend Period with respect to Series C Preferred Stock, Junior Stock or any other class or series of authorized preferred stock of the Corporation.
(c) Priority of Dividends. So long as any share of Series C Preferred Stock remains outstanding, (i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock, other than a dividend payable solely in Junior Stock or any dividend or distribution of capital stock or rights to acquire capital stock of the Corporation in connection with a shareholders’ rights plan or any redemption or repurchase of capital stock or rights to acquire capital stock under any such plan, (ii) no shares of Junior Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of Junior Stock pursuant to any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recent preceding Dividend Period for which the full dividends for the then-current Dividend Period on all outstanding shares of Series C Preferred Stock have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside, including under a contractually binding stock repurchase plan or (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation and (iii) no shares of Parity Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation otherwise than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series C Preferred Stock and such Parity Stock except by conversion into or exchange for Junior Stock during a Dividend Period, unless, in each case, the full dividends on all outstanding shares of Series C Preferred Stock for the then-current Dividend Period have been declared and paid in full or declared and a sum sufficient for the payment in full thereof set aside. When dividends are not paid in full upon the shares of Series C Preferred Stock and any Parity Stock, all dividends declared upon shares of Series C Preferred Stock and any Parity Stock shall be declared on a proportional basis so that the amount of dividends declared per share will bear to each other the same ratio that accrued dividends for the then-current Dividend Period per share on Series C Preferred Stock, and accrued dividends, including any accumulations, on Parity Stock, bear to each other. No interest will be payable in respect of any declared but unpaid dividend payment on shares of Series C Preferred Stock that is paid after the relevant Dividend Payment Date for such Dividend Period. If the Board of Directors of the Corporation determines not to pay any dividend or a full dividend on the Series C Preferred Stock on a Dividend Payment Date, the Corporation will provide, or cause to be provided, written notice (which may be in the form of a press release or other public announcement) to the holders of the Series C Preferred Stock prior to such date. Subject to the foregoing, and not otherwise, dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may be declared and paid on any Junior Stock and any Parity Stock from time to time out of any assets legally available therefor, and the shares of Series C Preferred Stock shall not be entitled to participate in any such dividend.

Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of Series C Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution of the assets of the Corporation may be made to the holders of any Junior Stock and subject to the rights of the holders of any class or series of securities ranking senior to or on parity with Series C Preferred Stock upon liquidation and the rights of the Corporation’s depositors and other creditors, to receive in full a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any authorized, declared and unpaid dividends, without accumulation of any undeclared dividends. The holders of Series C Preferred Stock shall not be entitled to any other amounts in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section 5.
(b) Partial Payment. If in any distribution described in Section 5(a) above the assets of the Corporation are not sufficient to pay in full the liquidation preference plus any declared and unpaid dividends in full to all holders of Series C Preferred Stock and all holders of any Parity Stock, the amounts paid to the holders of Series C Preferred Stock and to the holders of all Parity Stock shall be pro rata in accordance with the respective aggregate liquidation preferences plus any authorized, declared and unpaid dividends of Series C Preferred Stock and all such Parity Stock.
(c) Residual Distributions. If the liquidation preference plus any declared and unpaid dividends has been paid in full to all holders of Series C Preferred Stock and all holders of any Parity Stock, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the property and assets of the Corporation shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other entity or the merger, consolidation or any other business combination transaction of any other entity into or with the Corporation in which the holders of Series C Preferred Stock receive cash, securities or other property, constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

Section 6. Redemption.
(a) Optional Redemption. The Corporation, at the option of its Board of Directors or any duly authorized committee of the Board of Directors of the Corporation, may redeem in whole or in part the shares of Series C Preferred Stock at the time outstanding, on the Dividend Payment Date on September 15, 2017 or on any Dividend Payment Date thereafter, upon notice given as provided in Section 6(b) below. The redemption price for shares of Series C Preferred Stock shall be $100,000 per share plus dividends that have been declared but not paid, without accumulation of any undeclared dividends (the “Redemption Price”). Notwithstanding the foregoing, within 90 days following the occurrence of a Regulatory Capital Treatment Event, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may provide notice of its intent to redeem, as provided in Subsection (b) below, and subsequently redeem, all (but not less than all) of the shares of Series C Preferred Stock at the time outstanding at the Redemption Price applicable on such date of redemption.
(b) Notice of Redemption. Notice of every redemption of shares of Series C Preferred Stock shall be either (1) mailed by first class mail, postage prepaid, addressed to the holders of record of such shares to be redeemed at their respective last addresses appearing on the stock register of the Corporation or (2) transmitted by such other method approved by the Depositary Company, in its reasonable discretion, to the holders of record of such shares to be redeemed. Such mailing or transmittal shall be at least 30 days and not more than 60 days before the date fixed for redemption. Notwithstanding the foregoing, if the Series C Preferred Stock is held in book-entry form through DTC (or a successor securities depositary), the Corporation may give such notice in any manner permitted by DTC (or such successor). Any notice provided pursuant to this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to provide such notice, or any defect in such notice or in the provision thereof, to any holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock. Each notice shall state (i) the redemption date; (ii) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed by such holder (or the method of determining such number); (iii) the Redemption Price; (iv) the place or places where the certificates evidencing such shares of Series C Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that dividend rights on the shares to be redeemed will cease on the redemption date.
(c) Partial Redemption. In case of any redemption of only part of the shares of Series C Preferred Stock at the time outstanding, the shares of Series C Preferred Stock to be redeemed shall be selected either pro rata from the holders of record of Series C Preferred Stock in proportion to the number of Series C Preferred Stock held by such holders or by lot or in such other manner as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine to be fair and equitable. Subject to the provisions of this Section 6, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors shall have full power and authority to prescribe the terms and conditions upon which shares of Series C Preferred Stock shall be redeemed from time to time.

(d) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other assets, for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or deposited by the Corporation with a bank or trust company selected by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors (the “Depositary Company”) for the benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be outstanding, all dividend rights with respect to such shares will cease on the redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from the trust fund set aside by the Corporation or from the bank or trust company where the funds have been deposited at any time after the redemption date from such funds, without interest. The Corporation shall be entitled to receive, from time to time, from the Depositary Company any interest accrued on such funds, and the holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, and in the event of such repayment to the Corporation, the holders of record of the shares so called for redemption shall be deemed to be unsecured creditors of the Corporation for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Corporation, but shall in no event be entitled to any interest.
Section 7. Voting Rights. The holders of Series C Preferred Stock will have no voting rights and will not be entitled to elect any directors, except as expressly provided by law and except that:
(a) Supermajority Voting Rights-Amendments. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series C Preferred Stock at the time outstanding, voting separately as a single class, shall be required to authorize any amendment of the Articles of Organization (including this Certificate of Designation and any other certificate of designation or any similar document relating to any series of preferred stock) or Bylaws which will materially and adversely affect the powers, preferences, privileges or rights of the Series C Preferred Stock, taken as a whole; provided, however, that any increase in the amount of the authorized or issued Series C Preferred Stock or authorized preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation will not be deemed to adversely affect the powers, preferences, privileges or rights of the Series C Preferred Stock.
(b) Supermajority Voting Rights-Priority. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series C Preferred Stock at the time outstanding, voting separately as a single class, shall be required to issue, authorize or increase the authorized amount of, or to issue or authorize any obligation or security convertible into or evidencing the right to purchase, any additional class or series of stock ranking senior to the shares of the Series C Preferred Stock and all other Parity Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(c) Special Voting Right.
(i) Voting Right. If and whenever dividends on the Series C Preferred Stock or any other class or series of preferred stock that ranks on parity with the Series C Preferred Stock as to payment of dividends, and upon which voting rights equivalent to those granted by this Section 7(c) have been conferred and are exercisable, have not been paid, or declared and set aside for payment, in an aggregate amount equal, as to any class or series, to at least six quarterly Dividend Periods (whether consecutive or not) (a “Nonpayment”), the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Series C Preferred Stock (together with holders of any other series of the Corporation’s authorized preferred stock that ranks on parity with the Series C Preferred Stock as to payment of dividends with equivalent voting rights), shall have the right, voting separately as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships (and to fill any vacancies in the terms of such directorships), provided that the election of such directors must not cause the Corporation to violate the corporate governance requirements of the New York Stock Exchange (or other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and further provided that the Board of Directors of the Corporation shall at no time include more than two such directors. Each such director elected by the holders of shares of Series C Preferred Stock and any other class or series of preferred stock having equivalent voting rights with the Series C Preferred Stock is a “Preferred Director”.
(ii) Election. The election of the Preferred Directors will take place at any annual meeting of shareholders or any special meeting of the holders of Series C Preferred Stock and any other class or series of the Corporation’s preferred stock that ranks on parity with Series C Preferred Stock as to payment of dividends and for which dividends have not been paid, called as provided herein. At any time after the special voting power has vested pursuant to Section 7(c)(i) above, but prior to the initial election of the Preferred Directors, the secretary of the Corporation may, and upon the written request of any holder of Series C Preferred Stock (addressed to the secretary at the Corporation’s principal office) must (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders, in which event such election shall be held at such next annual or special meeting of shareholders), call a special meeting of the holders of Series C Preferred Stock, and any other class or series of preferred stock that ranks on parity with Series C Preferred Stock as to payment of dividends and for which dividends have not been paid, for the election of the two directors to be elected by them as provided in Section 7(c)(iii) below.
(iii) Notice for Special Meeting. Notice for a special meeting will be given in a similar manner to that provided in the Corporation’s Bylaws for a special meeting of the shareholders. If the secretary of the Corporation does not call a special meeting within 20 days after receipt of any such request, then any holder of Series C Preferred Stock may (at the Corporation’s expense) call such meeting, upon notice as provided in this Section 7(c)(iii), and for that purpose will have access to the stock register of the Corporation. The Preferred Directors elected at any such special meeting will hold office until the next annual meeting of the Corporation’s shareholders unless they have been previously terminated or removed pursuant to Section 7(c)(iv). In case any vacancy in the office of a Preferred Director occurs (other than prior to the initial election of the Preferred Directors), the vacancy may be filled by the written consent of the Preferred Director remaining in office, or if none remains in office, by the vote of the holders of the Series C Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred stock that ranks on parity with Series C Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist) to serve until the next annual meeting of the shareholders.

(iv) Termination; Removal. Whenever full dividends have been paid regularly on the Series C Preferred Stock and any other class or series of preferred stock that ranks on parity with the Series C Preferred Stock as to payment of dividends, if any, for at least four consecutive Dividend Periods following a Nonpayment event, then the right of the holders of Series C Preferred Stock to elect such additional two directors will cease (but subject always to the same provisions for the vesting of the special voting rights in the case of any subsequent Nonpayment). The terms of office of the Preferred Directors will immediately terminate and the number of directors constituting the Corporation’s board of directors will be automatically reduced accordingly. When the voting rights described in this Section 7(c) are in effect, any Preferred Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series C Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred that ranks on party with the Series C Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist).
(d) Changes for Clarification. Without the consent of the holders of Series C Preferred Stock, so long as such action does not adversely affect the powers, preferences, privileges or rights thereof, of the Series C Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series C Preferred Stock:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series C Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.
(e) Changes after Provision for Redemption. No vote or consent of the holders of Series C Preferred Stock shall be required pursuant to Section 7(a), 7(b) or 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series C Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above.

(f) Inapplicability of Section 11.04(6) of the Act. The holders of Series C Preferred Stock are not entitled to vote as a separate class or series or voting group (including without limitation, alone or together with one or more other classes or series of shares) with respect to any plan of merger or share exchange solely as a result of Section 11.04(6) of the MBCA (or any similar successor provision of the MBCA).
Section 8. Conversion. The holders of Series C Preferred Stock shall not have any rights to convert such Series C Preferred Stock into shares of any other class of capital stock of the Corporation.
Section 9. Rank. Notwithstanding anything set forth in the Articles of Organization, the Bylaws or this Certificate of Designation to the contrary, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, without the vote of the holders of the Series C Preferred Stock, may authorize and issue additional shares of Junior Stock, Parity Stock or, subject to the voting rights granted in Section 7(b), any class of securities ranking senior to the Series C Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 10. Repurchase. Subject to the limitations imposed herein, the Corporation may purchase Series C Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine; provided, however, that the Corporation shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Corporation is, or by such purchase would be, rendered insolvent.
Section 11. Unissued or Reacquired Shares. Shares of Series C Preferred Stock not issued or which have been issued, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.
Section 12. No Sinking Fund. The Series C Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series C Preferred Stock will have no right to require redemption or repurchase of any shares of Series C Preferred Stock.
Section 13. Record Holders. To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series C Preferred Stock may deem and treat the record holder of any share of Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 14. Notices. All notices or communications in respect of the Series C Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, the Corporation’s Articles of Organization or Bylaws or by applicable law.

Section 15. No Preemptive Rights. No share of Series C Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
Section 16. Other Rights. The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.

IN WITNESS WHEREOF, State Street Corporation has caused this Certificate of Designations to be signed by Jeffrey N. Carp, its Executive Vice President, Chief Legal Officer and Secretary, this 14th day of August 2012.

STATE STREET CORPORATION

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Executive Vice President, Chief Legal Officer and Secretary

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 15th day of August, 2012, at 11:52 a.m./p.m.
time

Effective date:
(must be within 90 days of date submitted)
/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
TO BE FILLED IN BY CORPORATION
Contact Information:

Mark Devine c/o WilmerHale

60 State Street

Boston, Massachusetts 02109

Telephone:	617 526 5122

Email:	mark.devine@wilmerhale.com
Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

Exhibit 4.1
D
PC
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
(1) Exact name of corporation: State Street Corporation
(2) Registered office address: 155 Federal Street, Boston, MA 02110
(number, street, city or town, state, zip code)
(3) These articles of amendment affect article(s): IV
(specify the number(s) of article(s) being amended (I-VI))
(4) Date adopted: February 25, 2014
(month, day, year)
(5) Approved by:
(check appropriate box)

Â	the incorporators.

☑	the board of directors without shareholder approval and shareholder approval was not required.

Â	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.
That Article IV of the Restated Articles of Organization be amended to designate a Series D of Preferred Stock more particularly described on Exhibit A attached hereto and made a part hereof.
P.C.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)
The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: _____________________________________

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by: /s/ Jeffrey N. Carp
(signature of authorized individual)

Â	Chairman of the board of directors,

Â	President,

☑	Other officer,

Â	Court-appointed fiduciary,
on this 27th day of February , 2014 .

Exhibit A
CERTIFICATE OF DESIGNATION
OF
FIXED-TO-FLOATING RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES D
OF
STATE STREET CORPORATION
(Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)
February 27, 2014
State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 thereof, hereby certifies:
On February 25, 2014, the Chairman of the Board of Directors of the Corporation, in accordance with the votes of the Board of Directors of the Corporation adopted on February 16, 2012 and October 15, 2013 and the provisions of the Corporation’s Articles of Organization, as amended, duly adopted the following vote creating a series of 7,500 shares of preferred stock of the Corporation designated as “Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D”.
VOTED: that pursuant to the authority vested in the Chairman of the Board of Directors of the Corporation and in accordance with the votes of the Board of Directors of the Corporation adopted on February 16, 2012 and October 15, 2013 and the provisions of the Corporation’s Articles of Organization, as amended, a series of preferred stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:

Section 1. Designation. The designation of the series of preferred stock shall be Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D (hereinafter referred to as the “Series D Preferred Stock”). Each share of Series D Preferred Stock shall be identical in all respects to every other share of Series D Preferred Stock. Series D Preferred Stock will rank (i) at least equally with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (ii) and will rank senior to Junior Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 2. Number of Shares. The number of authorized shares of Series D Preferred Stock shall be 7,500. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock set forth in the Articles of Organization) or decreased (but not below the number of shares of Series D Preferred Stock then outstanding) by further votes duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of articles of amendment pursuant to the provisions of the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series D Preferred Stock.
Section 3. Definitions. As used herein with respect to Series D Preferred Stock:
(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
(b) “Articles of Organization” means the Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.
(c) “Board of Directors” means the board of directors of the Corporation.
(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.
(e) “Business Day” means, for dividends payable during the Fixed Rate Period, any day other than a Saturday, Sunday, that is neither a legal holiday nor any other day on which banking institutions and trust companies in New York, New York or Boston, Massachusetts are permitted or required by any applicable law to close, and for dividends payable during the Floating Rate Period, any day that would be considered a Business Day during the Fixed Rate Period that is also a London Banking Day.
(f) “Calculation Agent” means State Street Bank and Trust Company or any other successor appointed by the Corporation, acting as calculation agent.
(g) “Certificate of Designation” means this Certificate of Designation relating to the Series D Preferred Stock, as it may be amended from time to time.
(h) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(i) “Depositary Company” shall have the meaning set forth in Section 6(d) hereof.
(j) “Designated LIBOR Page” means the display on Reuters, or any successor service, on page LIBOR01, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates for U.S. dollars.
(k) “Dividend Payment Date” shall have the meaning set forth in Section 4(a) hereof.
(l) “Dividend Period” shall have the meaning set forth in Section 4(a) hereof.

(m) “DTC” means The Depository Trust Company, together with its successors and assigns.
(n) “Fixed Rate Period” shall have the meaning set forth in Section 4(a) hereof.
(o) “Floating Rate Period” shall have the meaning set forth in Section 4(a) hereof.
(p) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series D Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(q) “LIBOR Determination Date” means the second London Banking Day immediately preceding the first day of the relevant Dividend Period.
(r) “London Banking Day” means any day on which commercial banks and foreign exchange markets settle payments in London.
(s) “MBCA” means the Massachusetts Business Corporation Act, as amended from time to time.

(t) “Nonpayment” shall have the meaning set forth in Section 7(c)(i) hereof.
(u) “Parity Stock” means any other class or series of stock of the Corporation, including the shares of preferred stock of the Corporation designated as Non-Cumulative Perpetual Preferred Stock, Series C, that ranks equally with the Series D Preferred Stock in the payment of dividends and in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(v) “Preferred Director” shall have the meaning set forth in Section 7(c)(i) hereof.
(w) “Redemption Price” shall have the meaning set forth in Section 6(a) hereof.
(x) “Regulatory Capital Treatment Event” means the Corporation’s determination, in good faith, that, as a result of (i) any amendment to, clarification of or change in (including any announced prospective amendment to, clarification of or change in), the laws or regulations or policies of the United States or any political subdivision of or in the United States that is enacted or announced or that becomes effective after the initial issuance of any share of Series D Preferred Stock, (ii) any proposed amendment to or change in those laws or regulations or policies that is announced or becomes effective after the initial issuance of any share of Series D Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations or policies that is announced after the initial issuance of any share of Series D Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of all shares of Series D Preferred Stock then outstanding as “additional tier 1 capital” (or its equivalent) for purposes of the capital adequacy guidelines or regulations of the Appropriate Federal Banking Agency, as then in effect and applicable, for as long as any share of Series D Preferred Stock is outstanding.

(y) “Representative Amount” shall have the meaning set forth in the definition of “Three-month LIBOR”.
(z) “Series D Preferred Stock” shall have the meaning set forth in Section 1 hereof.
(aa) “Three-month LIBOR” means, for any LIBOR Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent, is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date and in a Representative Amount. If three such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than three such rates are so provided, then Three-Month LIBOR for the next Dividend Period will be set to equal the Three-Month LIBOR for the then-current Dividend Period or, in the case of the Dividend Period beginning March 15, 2024, 5.90%. All percentages used in or resulting from any calculation of Three-month LIBOR will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with .000005% rounded up to .00001%.
Section 4. Dividends.
(a) Rate. Dividends on the Series D Preferred Stock will not be mandatory. Holders of Series D Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, but only out of assets legally available therefor, non-cumulative cash dividends on the liquidation preference of $100,000 per share of Series D Preferred Stock, quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing June 15, 2014 (each, a “Dividend Payment Date”). From the date of issuance to, but excluding, March 15, 2024 (the “Fixed Rate Period”), dividends will be calculated at an annual rate of 5.90%, and from, and including, March 15, 2024 (the “Floating Rate Period”), dividends will be calculated at an annual rate equal to Three-month LIBOR plus 3.108%. In the event that any Dividend Payment Date during the Fixed Rate Period falls on a date that is not a Business Day, then payment of any dividend payable on such date will be made on the next succeeding Business Day (without interest or other payment in respect of such delay). In the event that any Dividend Payment Date during the Floating Rate Period falls on a date that is not a Business Day, then payment of any dividend otherwise payable on such date will be made on the next succeeding Business Day, and dividends will be calculated to, but excluding, the actual payment date. However if, during the Floating Rate Period, such postponed payment date would fall in the next calendar month following the relevant Dividend Payment Date, then payment of any dividend otherwise payable on such date will be made on the Business Day immediately preceding the relevant Dividend Payment Date. The period from, and including, any Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date is a “Dividend Period”; provided, however, that the first

Dividend Period shall be the period from, and including, the date of original issuance of the Series D Preferred Stock to, but excluding, June 15, 2014 and provided, further, that, during the Floating Rate Period for purposes of determining a Dividend Period only, the Dividend Payment Date shall be the actual payment date of the applicable dividends. The record date for payment of dividends on the Series D Preferred Stock shall be the 15th calendar day before such Dividend Payment Date (provided, however, that if any such day is not a Business Day, then the record date will be the next succeeding day that is a Business Day) or such other date as determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation. The amount of dividends payable during the Fixed Rate Period, including dividends payable for any partial Dividend Period, shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of any dividend payable during the Floating Rate Period, including dividends payable for any partial Dividend Period, shall be calculated (without duplication) on the basis of a 360-day year and the actual number of days elapsed. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. The determination of Three-month LIBOR for each relevant dividend period by the Calculation Agent will (in the absence of manifest error) be final and binding. The Calculation Agent’s determination of any dividend rate, and its calculation of the amount of any dividend payable during the Floating Rate Period, will be maintained on file at the Calculation Agent’s principal offices. Notwithstanding any other provision hereof, dividends on the Series D Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with laws and regulations applicable thereto, including applicable capital adequacy guidelines.
(b) Non-Cumulative Dividends. Dividends on shares of Series D Preferred Stock shall be non-cumulative. To the extent that any dividends payable on the shares of Series D Preferred Stock on any Dividend Payment Date are not declared and paid, in full or otherwise, on such Dividend Payment Date, then such unpaid dividends shall not be cumulative and shall not be payable for such Dividend Period, and the Corporation shall have no obligation to pay, and the holders of Series D Preferred Stock shall have no right to receive, dividends for such Dividend Period after the Dividend Payment Date for such Dividend Period or interest with respect to such dividends, whether or not dividends are declared for any subsequent Dividend Period with respect to Series D Preferred Stock, Junior Stock or any other class or series of authorized preferred stock of the Corporation.
(c) Priority of Dividends. So long as any share of Series D Preferred Stock remains outstanding, (i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock, other than a dividend payable solely in Junior Stock, or any dividend or distribution of capital stock or rights to acquire capital stock of the Corporation in connection with a shareholders’ rights plan or any redemption or repurchase of capital stock or rights to acquire capital stock under any such plan, and (ii) no shares of Junior Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of Junior Stock pursuant to any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recent preceding Dividend Period for which the full dividends for the then most recently completed Dividend Period on all outstanding shares of Series D Preferred Stock have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside, including under a contractually binding stock repurchase plan, or (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; unless, in each case, the full dividends on all outstanding shares of Series D Preferred Stock for the then most recently completed Dividend Period have been declared and paid in full (or a sum sufficient for the payment in full thereof has been set aside for such payment). When dividends are not paid in full upon the shares of Series D Preferred Stock and any Parity Stock, all dividends declared upon shares of Series D Preferred Stock and any such Parity Stock shall be declared on a proportional basis. For purposes of calculating the proportional allocation of partial dividend payments, the Corporation shall allocate dividend payments based on the ratio between the then-current dividends due on the shares of the Series D Preferred Stock and (i) in the case of any series of Parity Stock that is non-cumulative preferred stock, the aggregate of the current and unpaid dividends due on such series of preferred stock, and (ii) in the case of any series of Parity Stock that is cumulative preferred stock, the aggregate of the current and accumulated and unpaid dividends due on such series of preferred stock. No interest will be payable in respect of any declared but unpaid dividend payment on shares of Series D Preferred Stock that is paid after the relevant Dividend Payment Date for such Dividend Period. If the Board of Directors of the Corporation determines not to pay any dividend or a full dividend on the Series D Preferred Stock on a Dividend Payment Date, the Corporation will provide, or cause to be provided, written notice (which may be in the form of a press release or other public announcement) to the holders of the Series D Preferred Stock prior to such date. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may be declared and paid on any

Junior Stock and any Parity Stock from time to time out of any assets legally available therefor, and the holders of shares of Series D Preferred Stock shall not be entitled to participate in any such dividend.
Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of Series D Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution of the assets of the Corporation may be made to the holders of any Common Stock or of any of the Corporation’s shares of capital stock ranking junior as to such a distribution to the shares of Series D Preferred Stock, and subject to the rights of the holders of any class or series of securities ranking senior to the Series D Preferred Stock upon liquidation and the rights of the Corporation’s depositors and other creditors, to receive in full a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. The holders of Series D Preferred Stock shall not be entitled to any other amounts in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section 5.
(b) Partial Payment. If in any distribution described in Section 5(a) above the assets of the Corporation are not sufficient to pay in full the liquidation preference plus any declared and unpaid dividends in full to all holders of Series D Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series D Preferred Stock, the amounts paid to the holders of Series D Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidation preferences plus any declared and unpaid dividends on the Series D Preferred Stock and all such Parity Stock.
(c) Residual Distributions. If the liquidation preference plus any declared and unpaid dividends has been paid in full to all holders of Series D Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series D Preferred Stock, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the property and assets of the Corporation shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other entity or the merger, consolidation or any other business combination transaction of any other entity into or with the Corporation in which the holders of Series D Preferred Stock receive cash, securities or other property for their shares of Series D Preferred Stock, constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 6. Redemption.
(a) Optional Redemption. The Corporation, at the option of its Board of Directors or any duly authorized committee of the Board of Directors of the Corporation, may redeem in whole or in part the shares of Series D Preferred Stock at the time outstanding, on the Dividend Payment Date on March 15, 2024 or on any Dividend Payment Date thereafter, upon notice given as provided in Section 6(b) below. The redemption price for shares of Series D Preferred Stock shall be $100,000 per share plus dividends that have been declared but not paid, without accumulation of any undeclared dividends (the “Redemption Price”). Notwithstanding the foregoing, within 90 days following the occurrence of a Regulatory Capital Treatment Event, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may provide notice of its intent to redeem, as provided in Subsection (b) below, and subsequently redeem, all (but not less than all) of the shares of Series D Preferred Stock at the time outstanding at the Redemption Price applicable on such date of redemption.
(b) Notice of Redemption. Notice of every redemption of shares of Series D Preferred Stock shall be either (1) mailed by first class mail, postage prepaid, addressed to the holders of record of such shares to be redeemed at their respective last addresses appearing on the stock register of the Corporation or (2) transmitted by such other method approved by the Depositary Company, in its reasonable discretion, to the holders of record of such shares to be redeemed. Such mailing or transmittal shall be at least 30 days and not more than 60 days before the date fixed for redemption. Notwithstanding the foregoing, if the Series D Preferred Stock is held in book-entry form through DTC (or a successor securities depositary), the Corporation may give such notice in any manner permitted by DTC (or such successor). Any notice provided pursuant to this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to provide such notice, or any defect in such notice or in the provision thereof, to any holder of shares of Series D Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock. Each notice shall state (i) the redemption date; (ii) the number of shares of Series D Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder (or the method of determining such number); (iii) the Redemption Price; (iv) the place or places where the certificates evidencing such shares of Series D Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that dividend rights on the shares to be redeemed will cease on the redemption date.
(c) Partial Redemption. In case of any redemption of only part of the shares of Series D Preferred Stock at the time outstanding, the shares of Series D Preferred Stock to be redeemed shall be selected either pro rata from the holders of record of Series D Preferred Stock in proportion to the number of Series D Preferred Stock held by such holders or by lot or in such other manner as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine to be fair and equitable. Subject to the provisions of this Section 6, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors shall have full power and authority to prescribe the terms and conditions upon which shares of Series D Preferred Stock shall be redeemed from time to time.
(d) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other assets, for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or deposited by the Corporation with a bank or trust company selected by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors (the “Depositary Company”) for the benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be outstanding, all dividend rights with respect to such shares will cease on the redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from the trust fund set aside by the Corporation or from the bank or trust company where the funds have been deposited at any time after the redemption date from such funds, without interest. The Corporation shall be entitled to receive, from time to time, from the Depositary Company any interest accrued on such funds, and the holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted bylaw, be released or repaid to the Corporation, and in the event of such repayment to the Corporation, the holders of record of the shares so called for redemption shall be deemed to be unsecured creditors of the Corporation for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Corporation, but shall in no event be entitled to any interest.
Section 7. Voting Rights. The holders of Series D Preferred Stock will have no voting rights and will not be entitled to elect any directors, except as expressly provided by law and except that:
(a) Supermajority Voting Rights-Amendments. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series D Preferred Stock at the time outstanding, voting separately as a single class, shall be required to authorize any amendment of the Articles of Organization (including this Certificate of Designation and any other certificate of designation or any similar document relating to any series of preferred stock) or Bylaws which will materially and adversely affect the powers, preferences, privileges or rights of the Series D Preferred Stock, taken as a whole; provided, however, that any increase in the amount of the authorized or issued Series D Preferred Stock or authorized preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock ranking equally with and/or junior to the Series D Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation will not be deemed to adversely affect the powers, preferences, privileges or rights of the Series D Preferred Stock.
(b) Supermajority Voting Rights-Priority. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series D Preferred Stock at the time outstanding, voting separately as a single class, shall be required to issue, authorize or increase the authorized amount of, or to issue or authorize any obligation or security convertible into or evidencing the right to purchase, any additional class or series of stock ranking senior to the shares of the Series D Preferred Stock and all other Parity Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(c) Special Voting Right.
(i) Voting Right. If and whenever dividends on the Series D Preferred Stock or any other class or series of preferred stock that ranks on parity with the Series D Preferred Stock as to payment of dividends, and upon which voting rights equivalent to those granted by this Section 7(c) have been conferred and are exercisable, have not been paid, or declared and set aside for payment, in an aggregate amount equal, as to any class or series, to at least six quarterly Dividend Periods (whether consecutive or not) (a “Nonpayment”), the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Series D Preferred Stock (together with holders of any other series of the Corporation’s authorized preferred stock that ranks on parity with the Series D Preferred Stock as to payment of dividends with equivalent voting rights), shall have the right, voting separately as a single class without regard to series, to the exclusion of the holders of

Common Stock, to elect two directors of the Corporation to fill such newly created directorships (and to fill any vacancies in the terms of such directorships), provided that the election of such directors must not cause the Corporation to violate the corporate governance requirements of the New York Stock Exchange (or other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and further provided that the Board of Directors of the Corporation shall at no time include more than two such directors. Each such director elected by the holders of shares of Series D Preferred Stock and any other class or series of preferred stock having equivalent voting rights with the Series D Preferred Stock is a “Preferred Director”.
(ii) Election. The election of the Preferred Directors will take place at any annual meeting of shareholders or any special meeting of the holders of Series D Preferred Stock and any other class or series of the Corporation’s preferred stock that ranks on parity with Series D Preferred Stock as to payment of dividends and for which dividends have not been paid, called as provided herein. At any time after the special voting power has vested pursuant to Section 7(c)(i) above, but prior to the initial election of the Preferred Directors, the secretary of the Corporation may, and upon the written request of any holder of Series D Preferred Stock (addressed to the secretary at the Corporation’s principal office) must (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders, in which event such election shall be held at such next annual or special meeting of shareholders), call a special meeting of the holders of Series D Preferred Stock, and any other class or series of preferred stock that ranks on parity with Series D Preferred Stock as to payment of dividends and for which dividends have not been paid, for the election of the two directors to be elected by them as provided in Section 7(c)(iii) below.
(iii) Notice for Special Meeting. Notice for a special meeting will be given in a similar manner to that provided in the Corporation’s Bylaws for a special meeting of the shareholders. If the secretary of the Corporation does not call a special meeting within 20 days after receipt of any such request, then any holder of Series D Preferred Stock may (at the Corporation’s expense) call such meeting, upon notice as provided in this Section 7(c)(iii), and for that purpose will have access to the stock register of the Corporation. The Preferred Directors elected at any such special meeting will hold office until the next annual meeting of the Corporation’s shareholders unless they have been previously terminated or removed pursuant to Section 7(c)(iv). In case any vacancy in the office of a Preferred Director occurs (other than prior to the initial election of the Preferred Directors), the vacancy may be filled by the written consent of the Preferred Director remaining in office, or if none remains in office, by the vote of the holders of the Series D Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred stock that ranks on parity with Series D Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist) to serve until the next annual meeting of the shareholders.
(iv) Termination; Removal. Whenever full dividends have been paid regularly on the Series D Preferred Stock and any other class or series of preferred stock that ranks on parity with the Series D Preferred Stock as to payment of dividends, if any, for at least four consecutive Dividend Periods following a Nonpayment, then the right of the holders of Series D Preferred Stock to elect such additional two directors will cease (but subject always to the same provisions for the vesting of the special voting rights in the case of any subsequent Nonpayment). The terms of office of the Preferred Directors will immediately terminate and the number of directors constituting the Corporation’s board of directors will be automatically reduced accordingly. When the voting rights described in this Section 7(c) are in effect, any Preferred Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series D Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred that ranks on party with the Series D Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist).
(d) Changes for Clarification. Without the consent of the holders of Series D Preferred Stock, so long as such action does not adversely affect the powers, preferences, privileges or rights thereof, of the Series D Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series D Preferred Stock:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series D Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.
(e) Changes after Provision for Redemption. No vote or consent of the holders of Series D Preferred Stock shall be required pursuant to Section 7(a), 7(b) or 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series D Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above.
(f) Inapplicability of Section 11.04(6) of the MBCA. The holders of Series D Preferred Stock are not entitled to vote as a separate class or series or voting group (including without limitation, alone or together with one or more other classes or series of shares) with respect to any plan of merger or share exchange solely as a result of Section 11.04(6) of the MBCA (or any similar successor provision of the MBCA).
Section 8. Conversion. The holders of Series D Preferred Stock shall not have any rights to convert such Series D Preferred Stock into shares of any other class of capital stock of the Corporation.
Section 9. Rank. Notwithstanding anything set forth in the Articles of Organization, the Bylaws or this Certificate of Designation to the contrary, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, without the vote of the holders of the Series D Preferred Stock, may authorize and issue additional shares of Junior Stock, Parity Stock or, subject to the voting rights granted in Section 7(b), any class of securities ranking senior to the Series D Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 10. Repurchase. Subject to the limitations imposed herein, the Corporation may purchase Series D Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine; provided, however, that the Corporation shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Corporation is, or by such purchase would be, rendered insolvent.
Section 11. Unissued or Reacquired Shares. Shares of Series D Preferred Stock not issued or which have been issued, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.
Section 12. No Sinking Fund. The Series D Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series D Preferred Stock will have no right to require redemption or repurchase of any shares of Series D Preferred Stock.
Section 13. Record Holders. To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series D Preferred Stock may deem and treat the record holder of any share of Series D Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 14. Notices. All notices or communications in respect of the Series D Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, the Corporation’s Articles of Organization or Bylaws or by applicable law.
Section 15. No Preemptive Rights. No share of Series D Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
Section 16. Other Rights. The shares of Series D Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.

IN WITNESS WHEREOF, State Street Corporation has caused this Certificate of Designations to be signed by Jeffrey N. Carp, its Executive Vice President, Chief Legal Officer and Secretary, on the date first written above.

STATE STREET CORPORATION

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Executive Vice President, Chief Legal Officer and Secretary

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 27th day of February, 2014, at a.m./p.m.
(time)
Effective date:
(must be within 90 days of date submitted)
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth
Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
TO BE FILLED IN BY CORPORATION
Contact Information:

Sharon Napolitano c/o WilmerHale

60 State Street

Boston, MA 02109

Telephone:	617-526-5106

Email:	sharon.napolitano@wilmerhale.com
Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

/s/ ILLEGIBLE
Examiner

/s/ LAC
Name approval

C

M

EXHIBIT 4.1

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
(1) Exact name of corporation: State Street Corporation
(2) Registered office address: 155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)
(3) These articles of amendment affect article(s): IV
(specify the number(s) of article(s) being amended (I-VI))
(4) Date adopted: November 18, 2014
(month, day, year)

(5)	Approved by:
(check appropriate box)

Â	the incorporators.

☒	the board of directors without shareholder approval and shareholder approval was not required.

Â	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.
The Article IV of the Restated Articles of Organization be amended to designate a Series E of Preferred Stock more particularly described on Exhibit A attached hereto and made a part hereof.
P.C.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Exhibit A
CERTIFICATE OF DESIGNATION
OF
NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES E
OF
STATE STREET CORPORATION
(Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)
November 21, 2014
State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 thereof, hereby certifies:
On November 18, 2014, the Chairman of the Board of Directors of the Corporation, in accordance with the votes of the Board of Directors of the Corporation adopted on October 23, 2014 and the provisions of the Corporation’s Articles of Organization, as amended, duly adopted the following vote creating a series of 7,500 shares of preferred stock of the Corporation designated as “Non-Cumulative Perpetual Preferred Stock, Series E”.
VOTED: that pursuant to the authority vested in the Chairman of the Board of Directors of the Corporation and in accordance with the votes of the Board of Directors of the Corporation adopted on October 23, 2014 and the provisions of the Corporation’s Articles of Organization, as amended, a series of preferred stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:
Section 1. Designation. The designation of the series of preferred stock shall be Non-Cumulative Perpetual Preferred Stock, Series E (hereinafter referred to as the “Series E Preferred Stock”). Each share of Series E Preferred Stock shall be identical in all respects to every other share of Series E Preferred Stock. Series E Preferred Stock will rank (i) at least equally with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (ii) and will rank senior to Junior Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 2. Number of Shares. The number of authorized shares of Series E Preferred Stock shall be 7,500. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock set forth in the Articles of Organization) or decreased (but not below the number of shares of Series E Preferred Stock then outstanding) by further votes duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of articles of amendment pursuant to the provisions of the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series E Preferred Stock.
Section 3. Definitions. As used herein with respect to Series E Preferred Stock:
(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
(b) “Articles of Organization” means the Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.
(c) “Board of Directors” means the board of directors of the Corporation.
(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.

(e) “Business Day” means any day other than a Saturday, Sunday, that is neither a legal holiday nor any other day on which banking institutions and trust companies in New York, New York or Boston, Massachusetts are permitted or required by any applicable law to close.
(f) “Certificate of Designation” means this Certificate of Designation relating to the Series E Preferred Stock, as it may be amended from time to time.
(g) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(h) “Depositary Company” shall have the meaning set forth in Section 6(d) hereof.
(i) “Dividend Payment Date” shall have the meaning set forth in Section 4(a) hereof.
(j) “Dividend Period” shall have the meaning set forth in Section 4(a) hereof.
(k) “DTC” means The Depository Trust Company, together with its successors and assigns.
(l) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series E Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(m) “MBCA” means the Massachusetts Business Corporation Act, as amended from time to time.
(n) “Nonpayment” shall have the meaning set forth in Section 7(c)(i) hereof.

(o) “Parity Stock” means any other class or series of stock of the Corporation, including the shares of preferred stock of the Corporation designated as Non-Cumulative Perpetual Preferred Stock, Series C and Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, that ranks equally with the Series E Preferred Stock in the payment of dividends and in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(p) “Preferred Director” shall have the meaning set forth in Section 7(c)(i) hereof.
(q) “Redemption Price” shall have the meaning set forth in Section 6(a) hereof.
(r) “Regulatory Capital Treatment Event” means the Corporation’s determination, in good faith, that, as a result of any:
(i) amendment to, clarification of or change in (including any announced prospective amendment to, clarification of or change in), the laws or regulations or policies of the United States or any political subdivision of or in the United States that is enacted or announced or that becomes effective after the initial issuance of any share of Series E Preferred Stock;
(ii) proposed amendment to or change in those laws or regulations or policies that is announced or becomes effective after the initial issuance of any share of Series E Preferred Stock; or
(iii) official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations or policies that is announced or that becomes effective after the initial issuance of any share of Series E Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of all shares of Series E Preferred Stock then outstanding as “additional tier 1 capital” (or its equivalent) for purposes of the capital adequacy guidelines or regulations of the Appropriate Federal Banking Agency, as then in effect and applicable, for as long as any share of Series E Preferred Stock is outstanding.
(s) “Series E Preferred Stock” shall have the meaning set forth in Section 1 hereof.
Section 4. Dividends.
(a) Rate. Dividends on the Series E Preferred Stock will not be mandatory. Holders of Series E Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, but only out of assets legally available therefor, non-cumulative cash dividends at a rate per annum equal to 6.000% on the liquidation preference of $100,000 per share of Series E Preferred Stock, quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing March 15, 2015 (each, a “Dividend Payment Date”). In the event that any Dividend Payment Date falls on a date that is not a Business Day, then payment of any dividend payable on such date will be made on the next succeeding Business Day (without interest or other payment in respect of such delay). The period from, and including, any Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date is a “Dividend Period”;

provided, however, that the first Dividend Period shall be the period from, and including, the date of original issuance of the Series E Preferred Stock to, but excluding, March 15, 2015. The record date for payment of dividends on the Series E Preferred Stock shall be the 15th calendar day before such Dividend Payment Date (provided, however, that if any such day is not a Business Day, then the record date will be the next succeeding day that is a Business Day) or such other date as determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation. The amount of dividends payable, including dividends payable for any partial Dividend Period, shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding any other provision hereof, dividends on the Series E Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with laws and regulations applicable thereto, including applicable capital adequacy guidelines.
(b) Non-Cumulative Dividends. Dividends on shares of Series E Preferred Stock shall be non-cumulative. To the extent that any dividends payable on the shares of Series E Preferred Stock on any Dividend Payment Date are not declared and paid, in full or otherwise, on such Dividend Payment Date, then such unpaid dividends shall not be cumulative and shall not be payable for such Dividend Period, and the Corporation shall have no obligation to pay, and the holders of Series E Preferred Stock shall have no right to receive, dividends for such Dividend Period after the Dividend Payment Date for such Dividend Period or interest with respect to such dividends, whether or not dividends are declared for any subsequent Dividend Period with respect to Series E Preferred Stock, Junior Stock or any other class or series of authorized preferred stock of the Corporation.
(c) Priority of Dividends. So long as any share of Series E Preferred Stock remains outstanding, (i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock, other than a dividend payable solely in Junior Stock, or any dividend or distribution of capital stock or rights to acquire capital stock of the Corporation in connection with a shareholders’ rights plan or any redemption or repurchase of capital stock or rights to acquire capital stock under any such plan, and (ii) no shares of Junior Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of Junior Stock pursuant to any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recent preceding Dividend Period for which the full dividends for the then most recently completed Dividend Period on all outstanding shares of Series E Preferred Stock have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside, including under a contractually binding stock repurchase plan, or (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; unless, in each case, the full dividends on all outstanding shares of Series E Preferred Stock for the then most recently completed Dividend Period have been declared and paid in full (or a sum sufficient for the payment in full thereof has been set aside for such payment). When dividends are not paid in full upon the shares of Series E Preferred Stock and any Parity Stock, all dividends declared upon shares of Series E Preferred Stock and any such Parity Stock shall be declared on a proportional basis. For purposes of calculating the proportional allocation of partial dividend payments, the Corporation shall allocate dividend payments based on the ratio between the then-current dividends due on the shares of the Series E Preferred Stock and (i) in the case of any series of Parity Stock that is non-cumulative preferred stock, the aggregate of the current and unpaid dividends due on such series of preferred stock, and (ii) in the case of any series of Parity Stock that is cumulative preferred stock, the aggregate of the current and accumulated and unpaid dividends due on such series of preferred stock. No interest will be payable in respect of any declared but unpaid dividend payment on shares of Series E Preferred Stock that is paid after the relevant Dividend Payment Date for such Dividend Period. If the Board of Directors of the Corporation determines not to pay any dividend or a full dividend on the Series E Preferred Stock on a Dividend Payment Date, the Corporation will provide, or cause to be provided, written notice (which may be in the form of a press release or other public announcement) to the holders of the Series E Preferred Stock prior to such date. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may be declared and paid on any Junior Stock and any

Parity Stock from time to time out of any assets legally available therefor, and the holders of shares of Series E Preferred Stock shall not be entitled to participate in any such dividend.
Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of Series E Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution of the assets of the Corporation may be made to the holders of any Common Stock or of any of the Corporation’s shares of capital stock ranking junior as to such a distribution to the shares of Series E Preferred Stock, and subject to the rights of the holders of any class or series of securities ranking senior to the Series E Preferred Stock upon liquidation and the rights of the Corporation’s depositors and other creditors, to receive in full a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. The holders of Series E Preferred Stock shall not be entitled to any other amounts in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section 5.
(b) Partial Payment. If in any distribution described in Section 5(a) above the assets of the Corporation are not sufficient to pay in full the liquidation preference plus any declared and unpaid dividends in full to all holders of Series E Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series E Preferred Stock, the amounts paid to the holders of Series E Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidation preferences plus any declared and unpaid dividends on the Series E Preferred Stock and all such Parity Stock.

(c) Residual Distributions. If the liquidation preference plus any declared and unpaid dividends has been paid in full to all holders of Series E Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series E Preferred Stock, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the property and assets of the Corporation shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other entity or the merger, consolidation or any other business combination transaction of any other entity into or with the Corporation in which the holders of Series E Preferred Stock receive cash, securities or other property for their shares of Series E Preferred Stock, constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 6. Redemption.
(a) Optional Redemption. The Corporation, at the option of its Board of Directors or any duly authorized committee of the Board of Directors of the Corporation, may redeem in whole or in part the shares of Series E Preferred Stock at the time outstanding, on the Dividend Payment Date on December 15, 2019 or on any Dividend Payment Date thereafter, upon notice given as provided in Section 6(b) below. The redemption price for shares of Series E Preferred Stock shall be $100,000 per share plus dividends that have been declared but not paid, without accumulation of any undeclared dividends (the “Redemption Price”). Notwithstanding the foregoing, within 90 days following the occurrence of a Regulatory Capital Treatment Event, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may provide notice of its intent to redeem, as provided in Subsection (b) below, and subsequently redeem, all (but not less than all) of the shares of Series E Preferred Stock at the time outstanding at the Redemption Price applicable on such date of redemption.
(b) Notice of Redemption. Notice of every redemption of shares of Series E Preferred Stock shall be either (1) mailed by first class mail, postage prepaid, addressed to the holders of record of such shares to be redeemed at their respective last addresses appearing on the stock register of the Corporation or (2) transmitted by such other method approved by the Depositary Company, in its reasonable discretion, to the holders of record of such shares to be redeemed. Such mailing or transmittal shall be at least 30 days and not more than 60 days before the date fixed for redemption. Notwithstanding the foregoing, if the Series E Preferred Stock is held in book-entry form through DTC (or a successor securities depositary), the Corporation may give such notice in any manner permitted by DTC (or such successor). Any notice provided pursuant to this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to provide such notice, or any defect in such notice or in the provision thereof, to any holder of shares of Series E Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E Preferred Stock. Each notice shall state (i) the redemption date; (ii) the number of shares of Series E Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder (or the method of determining such number); (iii) the Redemption Price; (iv) the place or places where the certificates evidencing such shares of Series E Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that dividend rights on the shares to be redeemed will cease on the redemption date.
(c) Partial Redemption. In case of any redemption of only part of the shares of Series E Preferred Stock at the time outstanding, the shares of Series E Preferred Stock to be redeemed shall be selected either pro rata from the holders of record of Series E Preferred Stock in proportion to the number of Series E Preferred Stock held by such holders or by lot or in such other manner as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine to be fair and equitable. Subject to the provisions of this Section 6, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors shall have full power and authority to prescribe the terms and conditions upon which shares of Series E Preferred Stock shall be redeemed from time to time.
(d) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other assets, for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or deposited by the Corporation with a bank or trust company selected by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors (the “Depositary Company”) for the benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be outstanding, all dividend rights with respect to such shares will cease on the redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from the trust fund set aside by the Corporation or from the bank or trust company where the funds have been deposited at any time after the redemption date from such funds, without interest. The Corporation shall be entitled to receive, from time to time, from the Depositary Company any interest accrued on such funds, and the holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, and in the event of such repayment to the Corporation, the holders of record of the shares so called for redemption shall be deemed to be unsecured creditors of the Corporation for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Corporation, but shall in no event be entitled to any interest.
Section 7. Voting Rights. The holders of Series E Preferred Stock will have no voting rights and will not be entitled to elect any directors, except as expressly provided by law and except that:
(a) Supermajority Voting Rights-Amendments. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series E Preferred Stock at the time outstanding, voting separately as a single class, shall be required to authorize any amendment of the Articles of Organization (including this Certificate of Designation and any other certificate of designation or any similar document relating to any series of preferred stock) or Bylaws which will materially and adversely affect the powers, preferences, privileges or rights of the Series E Preferred Stock, taken as a whole; provided, however, that any increase in the amount of the authorized or issued Series E Preferred Stock or authorized preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock ranking equally with and/or junior to the Series E Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative), and/or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation will not be deemed to adversely affect the powers, preferences, privileges or rights of the Series E Preferred Stock.
(b) Supermajority Voting Rights-Priority. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series E Preferred Stock at the time outstanding, voting separately as a single class, shall be required to issue, authorize or increase the authorized amount of, or to issue or authorize any obligation or security convertible into or evidencing the right to purchase, any additional class or series of stock ranking senior to the shares of the Series E Preferred Stock and all other Parity Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(c) Special Voting Right.
(i) Voting Right. If and whenever dividends on the Series E Preferred Stock or any other class or series of preferred stock that ranks on parity with the Series E Preferred Stock as to payment of dividends, and upon which voting rights equivalent to those granted by this Section 7(c) have been conferred and are exercisable, have not been paid, or declared and set aside for payment, in an aggregate amount equal, as to any class or series, to at least six quarterly Dividend Periods (whether consecutive or not) (a “Nonpayment”), the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Series E Preferred Stock (together with holders of any other series of the Corporation’s authorized preferred stock that ranks on parity with the Series E Preferred Stock as to payment of dividends with equivalent voting rights), shall have the right, voting separately as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships (and to fill any vacancies in the terms of such directorships), provided that the election of such directors must not cause the Corporation to violate the corporate governance requirements of the New York Stock Exchange (or other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and further provided that the Board of Directors of the Corporation shall at no time include more than two such directors. Each such director elected by the holders of shares of Series E Preferred Stock and any other class or series of preferred stock having equivalent voting rights with the Series E Preferred Stock is a “Preferred Director”.
(ii) Election. The election of the Preferred Directors will take place at any annual meeting of shareholders or any special meeting of the holders of Series E Preferred Stock and any other class or series of the Corporation’s preferred stock that ranks on parity with Series E Preferred Stock as to payment of dividends and for which dividends have not been paid, called as provided herein. At any time after the special voting power has vested pursuant to Section 7(c)(i) above, but prior to the initial election of the Preferred Directors, the secretary of the Corporation may, and upon the written request of any holder of Series E Preferred Stock (addressed to the secretary at the Corporation’s principal office) must (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders, in which event such election shall be held at such next annual or special meeting of shareholders), call a special meeting of the holders of Series E Preferred Stock, and any other class or series of preferred stock that ranks on parity with Series E Preferred Stock as to payment of dividends and for which dividends have not been paid, for the election of the two directors to be elected by them as provided in Section 7(c)(iii) below.
(iii) Notice for Special Meeting. Notice for a special meeting will be given in a similar manner to that provided in the Corporation’s Bylaws for a special meeting of the shareholders. If the secretary of the Corporation does not call a special meeting within 20 days after receipt of any such request, then any holder of Series E Preferred Stock may (at the Corporation’s expense) call such meeting, upon notice as provided in this Section 7(c)(iii), and for that purpose will have access to the stock register of the Corporation. The Preferred Directors elected at any such special meeting will hold office until the next annual meeting of the Corporation’s shareholders unless they have been previously terminated or removed pursuant to Section 7(c)(iv). In case any vacancy in the office of a Preferred Director occurs (other than prior to the initial election of the Preferred Directors), the vacancy may be filled by the written consent of the Preferred Director remaining in office, or if none remains in office, by the vote of the holders of the Series E Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred stock that ranks on parity with Series E Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist) to serve until the next annual meeting of the shareholders.
(iv) Termination; Removal. Whenever full dividends have been paid regularly on the Series E Preferred Stock and any other class or series of preferred stock that ranks on parity with the Series E Preferred Stock as to payment of dividends, if any, for at least four consecutive Dividend Periods following a Nonpayment, then the right of the holders of Series E Preferred Stock to elect such additional two directors will cease (but subject always to the same provisions for the vesting of the special voting rights in the case of any subsequent Nonpayment). The terms of office of the Preferred Directors will immediately terminate and the number of directors constituting the Corporation’s board of directors will be automatically reduced accordingly. When the voting rights described in this Section 7(c) are in effect, any Preferred Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series E Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred that ranks on parity with the Series E Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist).

(d) Changes for Clarification. Without the consent of the holders of Series E Preferred Stock, so long as such action does not adversely affect the powers, preferences, privileges or rights thereof, of the Series E Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series E Preferred Stock:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series E Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.

(e) Changes after Provision for Redemption. No vote or consent of the holders of Series E Preferred Stock shall be required pursuant to Section 7(a), 7(b) or 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series E Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above.
(f) Inapplicability of Section 11.04(6) of the MBCA. The holders of Series E Preferred Stock are not entitled to vote as a separate class or series or voting group (including without limitation, alone or together with one or more other classes or series of shares) with respect to any plan of merger or share exchange solely as a result of Section 11.04(6) of the MBCA (or any similar successor provision of the MBCA).
Section 8. Conversion. The holders of Series E Preferred Stock shall not have any rights to convert such Series E Preferred Stock into shares of any other class of capital stock of the Corporation.
Section 9. Rank. Notwithstanding anything set forth in the Articles of Organization, the Bylaws or this Certificate of Designation to the contrary, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, without the vote of the holders of the Series E Preferred Stock, may authorize and issue additional shares of Junior Stock, Parity Stock or, subject to the voting rights granted in Section 7(b), any class of securities ranking senior to the Series E Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 10. Repurchase. Subject to the limitations imposed herein, the Corporation may purchase Series E Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine; provided, however, that the Corporation shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Corporation is, or by such purchase would be, rendered insolvent.
Section 11. Unissued or Reacquired Shares. Shares of Series E Preferred Stock not issued or which have been issued, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

Section 12. No Sinking Fund. The Series E Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series E Preferred Stock will have no right to require redemption or repurchase of any shares of Series E Preferred Stock.
Section 13. Record Holders. To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series E Preferred Stock may deem and treat the record holder of any share of Series E Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 14. Notices. All notices or communications in respect of the Series E Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, the Corporation’s Articles of Organization or Bylaws or by applicable law.
Section 15. No Preemptive Rights. No share of Series E Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
Section 16. Other Rights. The shares of Series E Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.

IN WITNESS WHEREOF, State Street Corporation has caused this Certificate of Designations to be signed by Jeffrey N. Carp, its Executive Vice President, Chief Legal Officer and Secretary, on the date first written above.

STATE STREET CORPORATION

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Executive Vice President, Chief Legal Officer and Secretary

Signed by: /s/ Jeffrey N. Carp ,
(signature of authorized individual)

Â	Chairman of the board of directors,

Â	President,

☒	Other officer,

Â	Court-appointed fiduciary,
on this 21st day of November , 2014 .

Examiner L.A.L Name approval C M
Sharon Napolitano c/o WilmerHale 60 State Street Boston, Massachusetts 02109 Telephone: 617 526 5106 Email: Sharon.napolitano@wilmerhale.com Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

EXHIBIT 4.1

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
(1) Exact name of corporation: State Street Corporation
(2) Registered office address: 155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)
(3) These articles of amendment affect article(s): IV
(specify the number(s) of article(s) being amended (I-VI))
(4) Date adopted: May 14, 2015
(month, day, year)

(5)	Approved by:
(check appropriate box)

å	the incorporators.

☒	the board of directors without shareholder approval and shareholder approval was not required.

å	the board of directors and the shareholders in the manner required by law and the articles of organization.
(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.
The Article IV of the Restated Articles of Organization be amended to designate a Series E of Preferred Stock more particularly described on Exhibit A attached hereto and made a part hereof.
P.C.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:
Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*	G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Exhibit A
CERTIFICATE OF DESIGNATION
FIXED-TO-FLOATING RATE NON-CUMULATIVE PERPETUAL PREFERRED
STOCK, SERIES F
OF
STATE STREET CORPORATION
(Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)
May 20, 2015

State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the “Corporation”), in accordance with the provisions of Section 6.02 thereof, hereby certifies:
On May 14, 2015, the Chairman of the Board of Directors of the Corporation, in accordance with the votes of the Board of Directors of the Corporation adopted on October 23, 2014 and the provisions of the Corporation’s Articles of Organization, as amended, duly adopted the following vote creating a series of 7,500 shares of preferred stock of the Corporation designated as “Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F”.
VOTED: that pursuant to the authority vested in the Chairman of the Board of Directors of the Corporation and in accordance with the votes of the Board of Directors of the Corporation adopted on October 23, 2014 and the provisions of the Corporation’s Articles of Organization, as amended, a series of preferred stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:
Section 1. Designation. The designation of the series of preferred stock shall be Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F (hereinafter referred to as the “Series F Preferred Stock”). Each share of Series F Preferred Stock shall be identical in all respects to every other share of Series F Preferred Stock. Series F Preferred Stock will rank (i) at least equally with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and (ii) senior to Junior Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 2. Number of Shares. The number of authorized shares of Series F Preferred Stock shall be 7,500. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock set forth in the Articles of Organization) or decreased (but not below the number of shares of Series F Preferred Stock then outstanding) by further votes duly adopted by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation and by the filing of articles of amendment pursuant to the provisions of the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series F Preferred Stock.
Section 3. Definitions. As used herein with respect to Series F Preferred Stock:
(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
(b) “Articles of Organization” means the Restated Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.
(c) “Board of Directors” means the board of directors of the Corporation.
(d) “Bylaws” means the Bylaws of the Corporation, as may be amended from time to time.
(e) “Business Day” means, for dividends payable during the Fixed Rate Period, any day, other than a Saturday or Sunday, that is neither a legal holiday nor any other day on which banking institutions and trust companies in New York, New York or Boston, Massachusetts are permitted or required by any applicable law to close, and for dividends payable during the Floating Rate Period, any day that would be considered a Business Day during the Fixed Rate Period that is also a London Banking Day.
(f) “Calculation Agent” means State Street Bank and Trust Company or any other successor appointed by the Corporation, acting as calculation agent.
(g) “Certificate of Designation” means this Certificate of Designation relating to the Series F Preferred Stock, as it may be amended from time to time.
(h) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
(i) “Depositary Company” shall have the meaning set forth in Section 6(d) hereof.
(j) “Designated LIBOR Page” means the display on Reuters, or any successor service, on page LIBOR01, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates for U.S. dollars.
(k) “Dividend Payment Date” shall have the meaning set forth in Section 4(a) hereof.
(l) “Dividend Period” shall have the meaning set forth in Section 4(a) hereof.
(m) “DTC” means The Depository Trust Company, together with its successors and assigns.

(n) “Fixed Rate Period” shall have the meaning set forth in Section 4(a) hereof.
(o) “Floating Rate Period” shall have the meaning set forth in Section 4(a) hereof.
(p) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation hereafter authorized over which Series F Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(q) “LIBOR Determination Date” means the second London Banking Day immediately preceding the first day of the relevant Dividend Period.
(r) “London Banking Day” means any day on which commercial banks and foreign exchange markets settle payments in London.
(s) “MBCA” means the Massachusetts Business Corporation Act, as amended from time to time.
(t) “Nonpayment” shall have the meaning set forth in Section 7(c)(i) hereof.
(u) “Parity Stock” means any other class or series of stock of the Corporation, including the shares of preferred stock of the Corporation designated as Non-Cumulative Perpetual Preferred Stock, Series C, Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D and Non-Cumulative Perpetual Preferred Stock, Series E, that ranks equally with the Series F Preferred Stock in the payment of dividends and in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(v) “Preferred Director” shall have the meaning set forth in Section 7(c)(i) hereof.
(w) “Redemption Price” shall have the meaning set forth in Section 6(a) hereof.
(x) “Regulatory Capital Treatment Event” means the Corporation’s determination, in good faith, that, as a result of any:
(i) amendment to, clarification of or change in (including any announced prospective amendment to, clarification of or change in), the laws or regulations or policies of the United States or any political subdivision of or in the United States that is enacted or announced or that becomes effective after the initial issuance of any share of Series F Preferred Stock;
(ii) proposed amendment to or change in those laws or regulations or policies that is announced or becomes effective after the initial issuance of any share of Series F Preferred Stock; or
(iii) official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations or policies that is announced or that becomes effective after the initial issuance of any share of Series F Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of all shares of Series F Preferred Stock then outstanding as “additional tier 1 capital” (or its equivalent) for purposes of the capital adequacy guidelines or regulations of the Appropriate Federal Banking Agency, as then in effect and applicable, for as long as any share of Series F Preferred Stock is outstanding.
(y) “Representative Amount” shall have the meaning set forth in the definition of “Three-month LIBOR”.
(z) “Series F Preferred Stock” shall have the meaning set forth in Section 1 hereof.
(aa) “Three-month LIBOR” means, for any LIBOR Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent, is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date and in a Representative Amount. If three such quotations are so provided, Three-month LIBOR will be the arithmetic mean of such quotations. All percentages used in or resulting from any calculation of Three-month LIBOR will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with .000005% rounded up to .00001%.
Section 4. Dividends.
(a) Rate. Dividends on the Series F Preferred Stock will not be mandatory. Holders of Series F Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, but only out of assets legally available therefor, non-cumulative cash dividends on the liquidation preference of $100,000 per share of Series F Preferred Stock, semi-annually in arrears on each March 15 and September 15, commencing on September 15, 2015 to and including September 15, 2020, and quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing on December 15, 2020 (each, a “Dividend Payment Date”). From the date of issuance to, but excluding, September 15, 2020 (the “Fixed Rate Period”), dividends will be calculated at an annual rate of 5.250%, and from, and including, September 15, 2020 (the “Floating Rate Period”), dividends will be calculated at an annual rate equal to Three-month LIBOR plus 3.597%. If, following the procedure set forth in the definition of Three-month LIBOR, the Calculation Agent is unable to determine three-month LIBOR for any Floating Rate Period, then the dividend for such Floating Rate Period shall be calculated at the dividend rate in effect for the immediately preceding Dividend Period. In the event that any Dividend Payment Date during the Fixed Rate Period falls on a date that is not a Business Day, then payment of any dividend payable on such date will be made on the next succeeding Business Day (without interest or other payment in respect of such delay). In the event that any Dividend Payment Date during the Floating Rate Period falls on a date that is not a Business Day, then payment of any dividend otherwise payable on such date will be made on the next succeeding Business Day, and dividends will be calculated to, but excluding, the actual payment date. However if, during the Floating Rate Period, such postponed payment date would fall in the next calendar month following the relevant Dividend Payment Date, then payment of any dividend otherwise payable on such date will be made on the Business Day immediately preceding the relevant Dividend Payment Date. The period from, and including, any Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date is a “Dividend Period”; provided, however, that the first Dividend Period shall be the period from, and including, the date of original issuance of the Series F Preferred Stock to, but excluding, September 15, 2015; and provided, further, that, during the Floating Rate Period for purposes of determining a Dividend Period only, the Dividend Payment Date shall be the actual payment date of the applicable dividends. The record date for payment of dividends on the Series F Preferred Stock shall be the 15th calendar day before such Dividend Payment Date (provided, however, that if any such day is not a Business Day, then the record date will be the next succeeding day that is a Business Day) or such other date as determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation. The amount of dividends payable during the Fixed Rate Period, including dividends payable for any partial Dividend Period, shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of any dividend payable during the Floating Rate Period, including dividends payable for any partial Dividend Period, shall be calculated (without duplication) on the basis of a 360-day year and the actual number of days elapsed. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. The determination of Three-month LIBOR for each relevant Dividend Period by the Calculation Agent will (in the absence of manifest error) be final and binding. The Calculation Agent’s determination of any dividend rate, and its calculation of the amount of any dividend payable during the Floating Rate Period, will be maintained on file at the Calculation Agent’s principal offices. Notwithstanding any other provision hereof, dividends on the Series F Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with laws and regulations applicable thereto, including applicable capital adequacy guidelines.
(b) Non-Cumulative Dividends. Dividends on shares of Series F Preferred Stock shall be non-cumulative. To the extent that any dividends payable on the shares of Series F Preferred Stock on any Dividend Payment Date are not declared and paid, in full or otherwise, on such Dividend Payment Date, then such unpaid dividends shall not be cumulative and shall not be payable for such Dividend Period, and the Corporation shall have no obligation to pay, and the holders of Series F Preferred Stock shall have no right to receive, dividends for such Dividend Period after the Dividend Payment Date for such Dividend Period or interest with respect to such dividends, whether or not dividends are declared for any subsequent Dividend Period with respect to Series F Preferred Stock, Junior Stock or any other class or series of authorized preferred stock of the Corporation.
(c) Priority of Dividends. So long as any share of Series F Preferred Stock remains outstanding, (i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock, other than a dividend payable solely in Junior Stock, or any dividend or distribution of capital stock or rights to acquire capital stock of the Corporation in connection with a shareholders’ rights plan or any redemption or repurchase of capital stock or rights to acquire capital stock under any such plan, and (ii) no shares of Junior Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of Junior Stock pursuant to any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recent preceding Dividend Period for which the full dividends for the then most recently completed Dividend Period on all outstanding shares of Series F Preferred Stock have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside, including under a contractually binding stock repurchase plan, or (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; unless, in each case, the full dividends on all outstanding shares of Series F Preferred Stock for the then most recently completed Dividend Period have been declared and paid in full (or a sum sufficient for the payment in full thereof has been set aside for such payment). When dividends are not paid in full upon the shares of Series F Preferred Stock and any Parity Stock, all dividends declared upon shares of Series F Preferred Stock and any such Parity Stock shall be declared on a proportional basis. For purposes of calculating the proportional allocation of partial dividend payments, the Corporation shall allocate dividend payments based on the ratio between the then-current dividends due on the shares of the Series F Preferred Stock and (i) in the case of any series of Parity Stock that is non-cumulative preferred stock, the aggregate of the current and unpaid dividends due on such series of preferred stock, and (ii) in the case of any series of Parity Stock that is cumulative preferred stock, the aggregate of the current and accumulated and unpaid dividends due on such series of preferred stock. No interest will be payable in respect of any declared but unpaid dividend payment on shares of Series F Preferred Stock that is paid after the relevant Dividend Payment Date for such Dividend Period. If the Board of Directors of the Corporation determines not to pay any dividend or a full dividend on the Series F Preferred Stock on a Dividend Payment Date, the Corporation will provide, or cause to be provided, written notice (which may be in the form of a press release or other public announcement) to the holders of the Series F Preferred Stock prior to such date. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may be declared and paid on any Junior Stock and any Parity Stock from time to time out of any assets legally available therefor, and the holders of shares of Series F Preferred Stock shall not be entitled to participate in any such dividend.
Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of Series F Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution of the assets of the Corporation may be made to the holders of any Common Stock or of any of the Corporation’s shares of capital stock ranking junior as to such a distribution to the shares of Series F Preferred Stock, and subject to the rights of the holders of any class or series of securities ranking senior to the Series F Preferred Stock upon liquidation and the rights of the Corporation’s depositors and other creditors, to receive in full a liquidating distribution in the amount of the liquidation preference of $100,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. The holders of Series F Preferred Stock shall not be entitled to any other amounts in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section 5.
(b) Partial Payment. If in any distribution described in Section 5(a) above the assets of the Corporation are not sufficient to pay in full the liquidation preference plus any declared and unpaid dividends in full to all holders of Series F Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series F Preferred Stock, the amounts paid to the holders of Series F Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidation preferences plus any declared and unpaid dividends on the Series F Preferred Stock and all such Parity Stock.
(c) Residual Distributions. If the liquidation preference plus any declared and unpaid dividends has been paid in full to all holders of Series F Preferred Stock and all holders of any Parity Stock ranking equally as to such distribution with the Series F Preferred Stock, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the property and assets of the Corporation shall not constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other entity or the merger, consolidation or any other business combination transaction of any other entity into or with the Corporation in which the holders of Series F Preferred Stock receive cash, securities or other property for their shares of Series F Preferred Stock, constitute a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 6. Redemption.
(a) Optional Redemption. The Corporation, at the option of its Board of Directors or any duly authorized committee of the Board of Directors of the Corporation, may redeem in whole or in part the shares of Series F Preferred Stock at the time outstanding, on the Dividend Payment Date on September 15, 2020 or on any Dividend Payment Date thereafter, upon notice given as provided in Section 6(b) below. The redemption price for shares of Series F Preferred Stock shall be $100,000 per share plus dividends that have been declared but not paid, without accumulation of any undeclared dividends (the “Redemption Price”). Notwithstanding the foregoing, within 90 days following the occurrence of a Regulatory Capital Treatment Event, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may provide notice of its intent to redeem, as provided in Section 6(b) below, and subsequently redeem, all (but not less than all) of the shares of Series F Preferred Stock at the time outstanding at the Redemption Price applicable on such date of redemption.

(b) Notice of Redemption. Notice of every redemption of shares of Series F Preferred Stock shall be either (1) mailed by first class mail, postage prepaid, addressed to the holders of record of such shares to be redeemed at their respective last addresses appearing on the stock register of the Corporation or (2) transmitted by such other method approved by the Depositary Company, in its reasonable discretion, to the holders of record of such shares to be redeemed. Such mailing or transmittal shall be at least 30 days and not more than 60 days before the date fixed for redemption. Notwithstanding the foregoing, if the Series F Preferred Stock is held in book-entry form through DTC (or a successor securities depositary), the Corporation may give such notice in any manner permitted by DTC (or such successor). Any notice provided pursuant to this Section 6(b) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to provide such notice, or any defect in such notice or in the provision thereof, to any holder of shares of Series F Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series F Preferred Stock. Each notice shall state (i) the redemption date; (ii) the number of shares of Series F Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder (or the method of determining such number); (iii) the Redemption Price; (iv) the place or places where the certificates evidencing such shares of Series F Preferred Stock are to be surrendered for payment of the Redemption Price; and (v) that dividend rights on the shares to be redeemed will cease on the redemption date.
(c) Partial Redemption. In case of any redemption of only part of the shares of Series F Preferred Stock at the time outstanding, the shares of Series F Preferred Stock to be redeemed shall be selected either pro rata from the holders of record of Series F Preferred Stock in proportion to the number of Series F Preferred Stock held by such holders or by lot or in such other manner as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine to be fair and equitable. Subject to the provisions of this Section 6, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors shall have full power and authority to prescribe the terms and conditions upon which shares of Series F Preferred Stock shall be redeemed from time to time.
(d) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other assets, for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or deposited by the Corporation with a bank or trust company selected by the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors (the “Depositary Company”) for the benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be outstanding, all dividend rights with respect to such shares will cease on the redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from the trust fund set aside by the Corporation or from the bank or trust company where the funds have been deposited at any time after the redemption date from such funds, without interest. The Corporation shall be entitled to receive, from time to time, from the Depositary Company any interest accrued on such funds, and the holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, and in the event of such repayment to the Corporation, the holders of record of the shares so called for redemption shall be deemed to be unsecured creditors of the Corporation for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Corporation, but shall in no event be entitled to any interest.
Section 7. Voting Rights. The holders of Series F Preferred Stock will have no voting rights and will not be entitled to elect any directors, except as expressly provided by law and except that:
(a) Supermajority Voting Rights—Amendments. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series F Preferred Stock at the time outstanding, voting separately as a single class, shall be required to authorize any amendment of the Articles of Organization (including this Certificate of Designation and any other certificate of designation or any similar document relating to any series of preferred stock) or Bylaws which will materially and adversely affect the powers, preferences, privileges or rights of the Series F Preferred Stock, taken as a whole; provided, however, that any increase in the amount of the authorized or issued Series F Preferred Stock or authorized preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock ranking equally with and/or junior to the Series F Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative), and/or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation will not be deemed to adversely affect the powers, preferences, privileges or rights of the Series F Preferred Stock.
(b) Supermajority Voting Rights—Priority. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of the Series F Preferred Stock at the time outstanding, voting separately as a single class, shall be required to issue, authorize or increase the authorized amount of, or to issue or authorize any obligation or security convertible into or evidencing the right to purchase, any additional class or series of stock ranking senior to the shares of the Series F Preferred Stock and all other Parity Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(c) Special Voting Right.
(i) Voting Right. If and whenever dividends on the Series F Preferred Stock or any other class or series of preferred stock that ranks on parity with the Series F Preferred Stock as to payment of dividends, and upon which voting rights equivalent to those granted by this Section 7(c) have been conferred and are exercisable, have not been paid, or declared and set aside for payment, in an aggregate amount equal, as to any class or series, to the equivalent of at least three semi-annual Dividend Periods or at least six quarterly Dividend Periods, as applicable (whether consecutive or not) (a “Nonpayment”), the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Series F Preferred Stock (together with holders of any other series of the Corporation’s authorized preferred stock that ranks on parity with the Series F Preferred Stock as to payment of dividends with equivalent voting rights), shall have the right, voting separately as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships (and to fill any vacancies in the terms of such directorships), provided that the election of such directors must not cause the Corporation to violate the corporate governance requirements of the New York Stock Exchange (or other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and further provided that the Board of Directors of the Corporation shall at no time include more than two such directors. Each such director elected by the holders of shares of Series F Preferred Stock and any other class or series of preferred stock having equivalent voting rights with the Series F Preferred Stock is a “Preferred Director”.
(ii) Election. The election of the Preferred Directors will take place at any annual meeting of shareholders or any special meeting of the holders of Series F Preferred Stock and any other class or series of the Corporation’s preferred stock that ranks on parity with Series F Preferred Stock as to payment of dividends and for which dividends have not been paid, called as provided herein. At any time after the special voting power has vested pursuant to Section 7(c)(i) above, but prior to the initial election of the Preferred Directors, the secretary of the Corporation may, and upon the written request of any holder of Series F Preferred Stock (addressed to the secretary at the Corporation’s principal office) must (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders, in which event such election shall be held at such next annual or special meeting of shareholders), call a special meeting of the holders of Series F Preferred Stock, and any other class or series of preferred stock that ranks on parity with Series F Preferred Stock as to payment of dividends and for which dividends have not been paid, for the election of the two directors to be elected by them as provided in Section 7(c)(iii) below.
(iii) Notice for Special Meeting. Notice for a special meeting will be given in a similar manner to that provided in the Corporation’s Bylaws for a special meeting of the shareholders. If the secretary of the Corporation does not call a special meeting within 20 days after receipt of any such request, then any holder of Series F Preferred Stock may (at the Corporation’s expense) call such meeting, upon notice as provided in this Section 7(c)(iii), and for that purpose will have access to the stock register of the Corporation. The Preferred Directors elected at any such special meeting will hold office until the next annual meeting of the Corporation’s shareholders unless they have been previously terminated or removed pursuant to Section 7(c)(iv). In case any vacancy in the office of a Preferred Director occurs (other than prior to the initial election of the Preferred Directors), the vacancy may be filled by the written consent of the Preferred Director remaining in office, or if none remains in office, by the vote of the holders of the Series F Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred stock that ranks on parity with Series F Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist) to serve until the next annual meeting of the shareholders.
(iv) Termination; Removal. Whenever full dividends have been paid regularly on the Series F Preferred Stock and any other class or series of preferred stock that ranks on parity with the Series F Preferred Stock as to payment of dividends, if any, for the equivalent of at least two consecutive semi-annual Dividend Periods or at least four consecutive quarterly Dividend Periods, as applicable, following a Nonpayment, then the right of the holders of Series F Preferred Stock to elect such additional two directors will cease (but subject always to the same provisions for the vesting of the special voting rights in the case of any subsequent Nonpayment). The terms of office of the Preferred Directors will immediately terminate and the number of directors constituting the Corporation’s board of directors will be automatically reduced accordingly. When the voting rights described in this Section 7(c) are in effect, any Preferred Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series F Preferred Stock (together with holders of any other class of the Corporation’s authorized preferred stock that ranks on parity with the Series F Preferred Stock as to payment of dividends with equivalent voting rights, whether or not the holders of such preferred stock would be entitled to vote for the election of directors if such default in dividends did not exist).
(d) Changes for Clarification. Without the consent of the holders of Series F Preferred Stock, so long as such action does not adversely affect the powers, preferences, privileges or rights of the Series F Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series F Preferred Stock:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series F Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.
(e) Changes after Provision for Redemption. No vote or consent of the holders of Series F Preferred Stock shall be required pursuant to Section 7(a), 7(b) or 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series F Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above.
(f) Inapplicability of Section 11.04(6) of the MBCA. The holders of Series F Preferred Stock are not entitled to vote as a separate class or series or voting group (including without limitation, alone or together with one or more other classes or series of shares) with respect to any plan of merger or share exchange solely as a result of Section 11.04(6) of the MBCA (or any similar successor provision of the MBCA).
Section 8. Conversion. The holders of Series F Preferred Stock shall not have any rights to convert such Series F Preferred Stock into shares of any other class of capital stock of the Corporation.
Section 9. Rank. Notwithstanding anything set forth in the Articles of Organization, the Bylaws or this Certificate of Designation to the contrary, the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation, without the vote of the holders of the Series F Preferred Stock, may authorize and issue additional shares of Junior Stock, Parity Stock or, subject to the voting rights granted in Section 7(b), any class of securities ranking senior to the Series F Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 10. Repurchase. Subject to the limitations imposed herein, the Corporation may purchase Series F Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation may determine; provided, however, that the Corporation shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Corporation is, or by such purchase would be, rendered insolvent.
Section 11. Unissued or Reacquired Shares. Shares of Series F Preferred Stock not issued or which have been issued, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.
Section 12. No Sinking Fund. The Series F Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series F Preferred Stock will have no right to require redemption or repurchase of any shares of Series F Preferred Stock.
Section 13. Record Holders. To the fullest extent permitted by applicable law, the Corporation and any transfer agent for the Series F Preferred Stock may deem and treat the record holder of any share of Series F Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
Section 14. Notices. All notices or communications in respect of the Series F Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, the Corporation’s Articles of Organization or Bylaws or by applicable law.
Section 15. No Preemptive Rights. No share of Series F Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
Section 16. Other Rights. The shares of Series F Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.
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IN WITNESS WHEREOF, State Street Corporation has caused this Certificate of Designation to be signed by Jeffrey N. Carp, its Executive Vice President, Chief Legal Officer and Secretary, on the date first written above.

STATE STREET CORPORATION

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Executive Vice President, Chief Legal Officer and Secretary

Signed by: /s/ Jeffrey N. Carp ,
(signature of authorized individual)

å	Chairman of the board of directors,

å	President,

☒	Other officer,

å	Court-appointed fiduciary,
on this 20th day of May , 2015 .

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
Articles of Amendment (General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)
I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $ having been paid, said articles are deemed to have been filed with me this day of , 20 , at a.m./p.m.
         time

Effective date:
(must be within 90 days of date submitted)

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Examiner
TO BE FILLED IN BY CORPORATION
Name approval	Contact Information:

C	Sharon Napolitano c/o WilmerHale

M	60 State Street
Boston, Massachusetts 02109
	Telephone:	617 526 5106
	Email:	sharon.napolitano@wilmerhale.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.